                                                                    EXHIBIT 10.2

                                                                Brown & Wood LLP
                                                                Draft of
                                                                8/4/97


================================================================================




                          SALE AND SERVICING AGREEMENT


                                     among


                       WFS FINANCIAL 1997-C OWNER TRUST,
                                   as Issuer,


                        WFS FINANCIAL AUTO LOANS, INC.,
                                   as Seller,


                                      and


                               WFS FINANCIAL INC,
                               as Master Servicer



                         Dated as of September 1, 1997




================================================================================

                               TABLE OF CONTENTS

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                                                    ARTICLE ONE

                                                    DEFINITIONS

Section 1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Section 1.02.  Usage of Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Section 1.03.  Section References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Section 1.04.  Calculations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Section 1.05.  Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

                                                    ARTICLE TWO

                                              CONVEYANCE OF CONTRACTS

Section 2.01.  Conveyance of Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

                                                   ARTICLE THREE

                                                   THE CONTRACTS

Section 3.01.  Representations and Warranties of the Seller . . . . . . . . . . . . . . . . . . . . . . . . .   30
Section 3.02.  Purchase of Certain Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
Section 3.03.  Custody of Contract Files  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
Section 3.04.  Duties of Master Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Section 3.05.  Instructions; Authority to Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Section 3.06.  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Section 3.07.  Effective Period and Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Section 3.08.  Nonpetition Covenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Section 3.09.  Collecting Title Documents Not Delivered at the Closing Date . . . . . . . . . . . . . . . . .   39

                                                   ARTICLE FOUR

                                     ADMINISTRATION AND SERVICING OF CONTRACTS

Section 4.01.  Duties of Master Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
Section 4.02.  Collection of Contract Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
Section 4.03.  Realization upon Defaulted Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
Section 4.04.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
Section 4.05.  Maintenance of Security Interests in Financed Vehicles . . . . . . . . . . . . . . . . . . . .   46
Section 4.06.  Covenants, Representations and Warranties of Master Servicer . . . . . . . . . . . . . . . . .   46
Section 4.07.  Repurchase of Contracts upon Breach  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
Section 4.08.  Servicing Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48





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Section 4.09.  Reporting by the Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
Section 4.10.  Annual Statement as to Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
Section 4.11.  Annual Independent Certified Public Accountants' Report  . . . . . . . . . . . . . . . . . . .   52
Section 4.12.  Access to Certain Documentation and Information Regarding Contracts  . . . . . . . . . . . . .   53
Section 4.13.  Fidelity Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
Section 4.14.  Indemnification; Third Party Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53

                                                   ARTICLE FIVE

                                          DISTRIBUTIONS; SPREAD ACCOUNT;
                                           STATEMENTS TO SECURITYHOLDERS

Section 5.01.  Establishment of Trust Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
Section 5.02.  Collections; Realization Upon Policies; Net Deposits . . . . . . . . . . . . . . . . . . . . .   56
Section 5.03.  Application of Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
Section 5.04.  Advances and Nonrecoverable Advances; Repurchase Amounts . . . . . . . . . . . . . . . . . . .   58
Section 5.05.  Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
Section 5.06.  Spread Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
Section 5.07.  Statements to Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62

                                                    ARTICLE SIX

                                                    THE SELLER

Section 6.01.  Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
Section 6.02.  Liability of Seller; Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
Section 6.03.  Merger or Consolidation of, or Assumption of the Obligations of, Seller;
               Certain Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
Section 6.04.  Limitation on Liability of Seller and Others . . . . . . . . . . . . . . . . . . . . . . . . .   67
Section 6.05.  Seller Not to Resign . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68

                                                   ARTICLE SEVEN

                                                THE MASTER SERVICER

Section 7.01.  Liability of Master Servicer; Indemnities  . . . . . . . . . . . . . . . . . . . . . . . . . .   69
Section 7.02.  Corporate Existence; Status as Master Servicer; Merger . . . . . . . . . . . . . . . . . . . .   70
Section 7.03.  Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
Section 7.04.  Master Servicer Not to Resign; Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . .   70
Section 7.05.  Limitation on Liability of Master Servicer and Others  . . . . . . . . . . . . . . . . . . . .   71





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                                                   ARTICLE EIGHT

                                                      DEFAULT

Section 8.01.  Servicer Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
Section 8.02.  Trustee to Act; Appointment of Successor . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
Section 8.03.  Repayment of Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
Section 8.04.  Notification to Noteholders and Certificateholders . . . . . . . . . . . . . . . . . . . . . .   75
Section 8.05.  Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
Section 8.06.  Insurer Direction of Insolvency Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . .   76

                                                   ARTICLE NINE

                                                    TERMINATION

Section 9.01.  Optional Purchase of All Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
Section 9.02.  Transfer to the Insurer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78

                                                    ARTICLE TEN

                                                   MISCELLANEOUS

Section 10.01.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
Section 10.02.  Protection of Title to Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
Section 10.03.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
Section 10.04.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
Section 10.05.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
Section 10.06.  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
Section 10.07.  Third Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
Section 10.08.  Insurer Default or Insolvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
Section 10.09.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
Section 10.10.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
Section 10.11.  Assignment by Issuer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
Section 10.12.  Limitation of Liability of Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .   83

                                                     SCHEDULES

Schedule A        Schedule of Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   SA-1
Schedule B        Location of Contract Files  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   SB-1
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                                             EXHIBITS

Exhibit A         Form of Certificate Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Exhibit B         Form of Insurance Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1
Exhibit C         Form of Note Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    C-1
Exhibit D         Form of RIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    D-1
Exhibit E         Form of Subservicing Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    E-1
Exhibit F         Form of Distribution Date Statement   . . . . . . . . . . . . . . . . . . . . . . . . . .    F-1





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        This SALE AND SERVICING AGREEMENT, dated as of September 1, 1997, is among WFS Financial 1997-C Owner Trust (the "Issuer"), WFS Financial Auto Loans, Inc. (the "Seller") and WFS Financial Inc ("WFS" or, in its capacity as Master Servicer, the "Master Servicer").

         WHEREAS, the Issuer desires to purchase from the Seller a portfolio of receivables arising in connection with automobile retail installment sales contracts and installment loans (collectively, the "Contracts") primarily originated by new or used motor vehicle dealers and purchased by WFS, which Contracts were subsequently sold by WFS to the Seller;

 WHEREAS, the Seller is willing to sell the Contracts to the Issuer pursuant to the terms hereof; and

         WHEREAS, the Master Servicer is willing to service the Contracts pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                  ARTICLE ONE

                                  DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Accelerated Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to the lesser of (i) the sum of one-twelfth of ____% of the Aggregate Scheduled Balance as of the first day of each month of the Due Period relating to such Distribution Date and (ii) amounts remaining on deposit in the Collection Account for such Distribution Date after giving effect to the distributions pursuant to Section 5.05(a) without regard to the inclusion of such amount as part of the Note Principal Distributable Amount or the Certificate Principal Distributable Amount, as the case may be. The Accelerated Principal Distributable Amount shall be allocated and distributed as follows: (i) on each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-4 Notes has been reduced to zero, to the Note Distribution Account; (ii) on the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero,
(A) to the Note Distribution Account in the amount necessary to reduce the principal amount of the Class A-4 Notes to zero and (B) to the Certificate Distribution Account, any remaining portion; and (ii) on each Distribution Date thereafter, to and including the Distribution Date on which the principal amount of the Certificates is reduced to zero, to the Certificate Distribution Account.

         "Advance" means the aggregate amount, as of a Master Servicer Report Date, that the Master Servicer is required to advance in respect of the Contracts pursuant to Section 5.04(a).

         "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         "Aggregate Net Liquidation Losses" means, with respect to any Due Period, the aggregate of the amounts by which (i) the principal amount of each Contract that became a Liquidated Contract pursuant to clause (ii) or (iv) of the definition of the term "Liquidated Contract" during such Due Period plus accrued and unpaid interest thereon (adjusted to the Net Contract Rate) to the last Due Date in such Due Period exceeds (ii) the Net Liquidation Proceeds for such Contract.

         "Aggregate Scheduled Balance" means, with respect to any Distribution Date and the Outstanding Contracts, the aggregate of the Scheduled Balances of such Contracts as of the end of the Due Period immediately preceding such Distribution Date.

         "Aggregate Scheduled Balance Decline" means, with respect to any Distribution Date, the amount by which the Aggregate Scheduled Balance as of the immediately preceding Distribution Date (or the Cut-Off Date Aggregate Scheduled Balance in the case of the first Distribution Date) exceeds the Aggregate Scheduled Balance as of such Distribution Date.

         "Amount Financed" means, with respect to a Contract, the amount advanced under the Contract toward the purchase price of the related Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering such Financed Vehicle.

         "APR" of a Contract means annual percentage rate and is the annual rate of finance charges specified in such Contract.

         "Assignments" means, collectively, (i) the original instrument of assignment of a Contract and all other documents securing such Contract made by the Seller to the Owner Trustee (or in the case of any Contract acquired by the Seller from another Person, from such other Person to the Seller and from the Seller to the Owner Trustee), and (ii) the original instrument granting a security interest in such Contract and other documents made by the Owner Trustee to the Insurer, which, in the case of clause (i) above, is in a form sufficient under the laws of the jurisdiction under which the security interest in the related Financed Vehicle arises to permit the assignee to exercise all rights granted by the Obligor under such Contract and such other documents and all rights available under applicable law to the Obligee under such Contract and such other documents and, in the case of clause (ii) above, is in a form sufficient under the laws of the jurisdiction under which the security interest in the related Financed Vehicle arises to permit the Insurer, as a secured party, to exercise, upon default, all rights granted by the Obligor under such Contract and such other documents and all rights available under applicable law to the Obligee under such Contract and which, in the case of either clause (i) or (ii) above, may, to the extent permitted by the laws of such jurisdiction, be a blanket instrument of assignment covering other Contracts as well and which may also, to the extent permitted by the laws of the jurisdiction governing such Contract, be an instrument of assignment running directly from the Seller to the Owner Trustee and the Insurer.

         "Bank" means Western Financial Bank, F.S.B., and its successors.

         "Basic Documents" shall have the meaning specified in the Indenture.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions in Los Angeles, California, Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order or government decree to remain closed.

         "Calculation Day" means the last day of each calendar month.

         "Certificate Balance" equals $______________ on the Closing Date, and, on any date thereafter, equals the Original Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

         "Certificate Deficiency Claim Amount" means, with respect to each Distribution Date, the amount, if any, by which the Certificate Distributable Amount for such Distribution Date exceeds the amount of Net Collections actually deposited in the Certificate Distribution Account on such Distribution Date in accordance with Section 5.05.

         "Certificate Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificate Principal Distributable Amount and the Certificate Interest Distributable Amount for such Distribution Date.

         "Certificate Distribution Account" shall have the meaning specified in the Trust Agreement.

         "Certificate Final Distribution Date" means the ________ 20, 20__ Distribution Date.

         "Certificate Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the sum of the Certificate Quarterly Interest Distributable Amount for the immediately preceding Distribution Date and any outstanding Certificate Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest on the Certificates that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate for the related Interest Period.

         "Certificate Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificate Quarterly Interest Distributable Amount for such Distribution Date and the Certificate Interest Carryover Shortfall for such Distribution Date. Interest with





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
respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Agreement and the other Basic Documents.

         "Certificate Percentage" means (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-3 Notes is reduced to zero, zero, and (ii) for each Distribution Date on and after the Distribution Date on which the principal amount of the Class A-3 Notes is reduced to zero, a percentage equal to 100% minus the Note Percentage for such Distribution Date.

         "Certificate Policy" means the financial guaranty insurance policy issued by the Insurer to the Owner Trustee on behalf of the Certificateholders, the form of which is attached as Exhibit A hereto.

         "Certificate Policy Claim Amount" means, with respect to each Distribution Date, the amount, if any, by which the Certificate Distributable Amount for such Distribution Date exceeds the sum of (i) the amount of Net Collections actually deposited in the Certificate Distribution Account on such Distribution Date in accordance with Section 5.05 plus (ii) the amount of the Certificate Deficiency Claim Amount, if any, paid to the Certificate Distribution Account from the Spread Account pursuant to a Deficiency Notice delivered for such Distribution Date.

         "Certificate Pool Factor" means, as of any Distribution Date, a six-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on such Distribution Date) divided by the Original Certificate Balance.

         "Certificate Principal Carryover Shortfall" means, as of any Distribution Date, the excess of the sum of the Certificate Quarterly Principal Distributable Amount and any outstanding Certificate Principal Carryover Shortfall for the immediately preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such Distribution Date.

         "Certificate Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificate Quarterly Principal Distributable Amount for such Distribution Date and any outstanding Certificate Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Certificate Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Distribution Date on which the principal amount of the Class A-4 Notes has been reduced to zero, any Accelerated Principal Distributable Amounts remaining after such reduction shall be included in the Certificate Principal Distributable Amount, and on each Distribution Date thereafter, to and including the Distribution Date on which the Certificate Balance is reduced to zero, the Accelerated Principal Distributable Amount, if any, will be included in the Certificate Principal Distributable Amount. Further, on the Certificate Final Distribution Date, the amount required to be deposited into the Certificate Distribution Account will include the amount necessary to reduce the Certificate Balance to zero.

         "Certificate Quarterly Interest Distributable Amount" means, with respect to any Distribution Date, 90 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Cut-Off Date to but excluding such Distribution Date) at the Pass- Through Rate on the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all payments of principal on such preceding Distribution Date (or, in the case of the first Distribution Date, the Original Certificate Balance).

         "Certificate Quarterly Principal Distributable Amount" means, with respect to any Distribution Date, the Certificate Percentage of the Principal Distributable Amount for such Distribution Date.

         "Certificate Register" shall have the meaning specified in the Trust Agreement.

         "Certificateholders" shall have the meaning specified in the Trust Agreement.

         "Certificates" means the Trust Certificates (as such term is defined in the Trust Agreement).

         "Charge-Off Percentage" means, with respect to any three calendar month period, the annualized percentage equivalent of the average of the percentages of charged-off Contracts for each month in such period. For each month, the percentage of charged-off Contracts shall be the percentage equivalent of a fraction, the numerator of which is the aggregate Scheduled Balance for such month of all Contracts that became Liquidated Contracts pursuant to clauses (ii) or (iv) of the definition of the term "Liquidated Contract" during such month, less any Net Liquidation Proceeds received during such month (and not reflected in prior periods) with respect to such Contracts or from any Contracts charged-off in prior periods, and the denominator of which is the aggregate Scheduled Balances of all Outstanding Contracts as of the end of the immediately preceding month.

         "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "Class A-1 Final Distribution Date" means the ________ 20, ____ Distribution Date.

         "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register, as such term is defined in the Indenture.

         "Class A-1 Rate" means ____% per annum.

         "Class A-2 Final Distribution Date" means the ________ 20, ____ Distribution Date.

         "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

         "Class A-2 Rate" means ____% per annum.





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
         "Class A-3 Final Distribution Date" means the ________ 20, ____ Distribution Date.

         "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

         "Class A-3 Rate" means ____% per annum.

         "Class A-4 Final Distribution Date" means the ________ 20, ____ Distribution Date.

         "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

         "Class A-4 Rate" means ____% per annum.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means June __, 1997.

         "Collateral Agent" means Bankers Trust Company, in its capacity as collateral agent for the Insurer under the Insurance Agreement, and each successor thereto.

         "Collection Account" means the account established and maintained as such pursuant to Section 5.01.

         "Company" means WFS Investments, Inc., and its successors.

         "Contract" means each retail installment sales contract and security agreement or installment loan agreement and security agreement which has been executed by an Obligor and pursuant to which such Obligor purchased, financed or pledged the Financed Vehicle described therein, agreed to pay the deferred purchase price (i.e., the purchase price net of any down payment) or amount borrowed, together with interest, as therein provided in connection with such purchase or loan, granted a security interest in such Financed Vehicle, and undertook to perform certain other obligations as specified in such Contract and which has been conveyed to the Trust pursuant to this Agreement.

         "Contract Documents" means, with respect to each Contract, (i) the Contract; (ii) either the original Title Document for the related Financed Vehicle or a duplicate copy thereof issued or certified by the Registrar of Titles which issued the original thereof, together with evidence of perfection of the security interest in the related Financed Vehicle granted by such Contract, as determined by the Master Servicer to be permitted or required to perfect such security interest under the laws of the applicable jurisdiction (or, in the case of a Contract listed on the Schedule of Contracts, written evidence from the Dealer selling such Financed Vehicle that the Title Document for such Financed Vehicle showing the Seller as first lienholder has been applied for); (iii) the related Assignments; (iv) any agreement(s) modifying the Contract (including, without limitation, any extension agreement(s)); and (v) documents evidencing the existence of physical damage insurance covering such Financed Vehicle.

         "Contract Files" means the Contract Documents and all other papers and computerized records customarily kept by the Master Servicer and all Subservicers, as the case may be, in servicing contracts and loans comparable to the Contracts.

         "Contract Number" means, with respect to any Contract included in the Trust, the number assigned to such Contract by the Master Servicer, which number is set forth in the related Schedule of Contracts.

         "Contract Rate" means, with respect to a Contract that is a (i) Simple Interest Contract, the interest rate borne by such Contract as determined by the terms thereof, and (ii) Rule of 78's Contract, the discount rate used in accordance with the definition of the term "Scheduled Balance" to derive the Scheduled Balance of such Contract.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street - 10th Floor, New York, New York 10006,
Attention: Corporate Trust Department - Asset Backed Group; or at such other address as the Indenture Trustee may designate from time to time by notice to the Certificateholders, the Insurer, the Master Servicer and the Seller.

         "Cut-Off Date" means ________ 1, 1997.

         "Cut-Off Date Aggregate Scheduled Balance" means $____________, the aggregate Scheduled Balance of the Contracts as of the Cut-Off Date.

         "Dealer" means the seller of a Financed Vehicle, which seller originated and assigned the related Contract, including the Bank.

         "Defaulted Contract" means, with respect to any Due Period, a Contract
(i) which is, at the end of such Due Period, delinquent in the amount of at least two monthly payments or (ii) with respect to which the related Financed Vehicle has been repossessed or repossession efforts have been commenced.

         "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day immediately preceding such Distribution Date.

         "Deficiency Notice" means, with respect to any Distribution Date, the notice delivered pursuant to Section 5.02(c) by the Master Servicer to the Indenture Trustee, with a copy to the Insurer and the Owner Trustee.

         "Delinquency Percentage" means, with respect to any three calendar month period, the average of the percentages of delinquent Contracts for each month in such period. For each month the percentage of delinquent Contracts shall be the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Scheduled Balance of all Outstanding Contracts 61 days or more delinquent (after taking into account permitted extensions), plus (ii) the aggregate Scheduled Balance of all Contracts in respect of which the related Financed Vehicles have been repossessed but have not been liquidated (to the extent the related Contract is not otherwise reflected in clause (i) above), and the denominator of which is the aggregate Scheduled Balance of all outstanding Contracts, in each case, on the last day of such calendar month.

         "Delivery" means, when used with respect to Trust Account Property:

                   (i) with respect to certificated securities, bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of
         Section 9-105(1)(i) of the UCC and are susceptible of physical delivery (collectively, "Physical Property") and transfer thereof to the Indenture Trustee or the Owner Trustee, as the case may be, in accordance with Sections 8-313(1)(a), 8-313(d)(i) or 8-313(1)(g) of the UCC, evidence that any such Physical Property that is in registrable form has been registered in the name of the Indenture Trustee or the Owner Trustee, as the case may be, its custodian or its nominee and that any other procedures have occurred that are necessary under such Sections (as applicable) or otherwise under the UCC to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or the Owner Trustee, as the case may be, consistent with changes in applicable laws or regulations or the interpretation thereof;

                  (ii) with respect to any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: (A) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by the Indenture Trustee or the Owner Trustee, as the case may be, of a deposit advice or other written confirmation of such book-entry registration, (B) the making by any such custodian of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or the Owner Trustee, as the case may be, and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or the Owner Trustee, as the case may be, and the making by the Indenture Trustee or the Owner Trustee, as the case may be, of entries in its books and records establishing that it holds such Trust Account Property solely as trustee pursuant to Section 5.01, and (C) such additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or the Owner Trustee, as the case may be, consistent with changes in applicable law or regulations or the interpretation thereof; and

                 (iii) with respect to any Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (ii) above, registration of the transfer to, and ownership of such Trust Account Property by, the Indenture Trustee or the Owner Trustee, as the case may be, its custodian or its nominee by the issuer of such Trust Account Property.

         "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement, and its successors.

         "Distribution Date" means each ________ 20, ________ 20, ________ 20 and ________ 20, or, if any such date shall not be a Business Day, the next succeeding Business Day, commencing ________ 20, 1997.

         "Distribution Date Outstanding Principal Balance" means, with respect to any Contract which has been the subject of a Partial Prepayment and under which payments are applied on the basis of the Rule of 78's, the amount equal to the total of all Monthly P&I due after the Distribution Date next succeeding the Due Period during which such Partial Prepayment was received, less any unearned finance charge as of the Due Date next preceding such Distribution Date computed in accordance with the Rule of 78's.

         "Distribution Date Statement" shall have the meaning specified in
Section 4.09(a).

         "DTC" means The Depository Trust Company, and its successors.

         "Due Date" means, as to any Contract, the date upon which an installment of Monthly P&I is due.

         "Due Period" means, with respect to any Distribution Date, the three month period commencing on the first day of the third month preceding the month in which such Distribution Date occurs (or from the Cut-Off Date in the case of the first Distribution Date) to the last day of the month immediately preceding the month in which such Distribution Date occurs.

         "Eligible Account" means (i) a segregated trust account in the corporate trust department that is maintained with a depository institution or trust company the commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1" and from Moody's equal to "P-1", which account is fully insured up to applicable limits by the FDIC or (ii) a general ledger account or deposit account that is
(a) guaranteed by an entity the long-term unsecured debt obligations of which are rated "Aa2" by Moody's and "AAA" by Standard & Poor's or the commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1+" and from Moody's equal to "P-1" or
(b) that otherwise will not result in the qualification, reduction or withdrawal by any Rating Agency of its then-applicable rating on any Class of Notes or the Certificates (without giving effect to the guaranty under either Policy of payments owing to Securityholders). If any Eligible Account falls below the ratings specified in (i) or (ii) above, all monies in such Eligible Account will be moved within 15 days to an account meeting the requirements of an Eligible Account.

         "Eligible Investments" means any one or more of the following obligations or securities, all of which shall be denominated in United States dollars:

                   (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed as to timely payment of principal and interest by FNMA, FHLMC or any state of the United States, the District of Columbia or the Commonwealth of Puerto Rico then rated the highest available credit rating of each Rating Agency for such obligations;

                 (iii) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or the Owner Trustee) incorporated under the laws of the United States or any state and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment either (a) the long-term, unsecured debt obligations of such depository institution or trust company have credit ratings from Moody's at least equal to "Aa2" and shall have commercial paper or other short-term debt obligations rated at least "A-1+" by Standard & Poor's and "P-1" by Moody's or (b) the investment is guaranteed by an entity the long-term, unsecured debt obligations of which have been rated "AAA" by Standard & Poor's and at least "Aa2" by Moody's or otherwise will not result in the qualification, reduction or withdrawal by Moody's or Standard & Poor's of its then-applicable rating on any Class of Notes or the Certificates (without giving effect to the guaranty under either Policy of payments owing to Securityholders); if the investments in this paragraph (iii) fall below the specified ratings, the invested monies shall be moved to Eligible Investments as soon as the investment matures; however, no new monies may be invested in any instrument that is not currently an Eligible Investment;

                  (iv) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed as to timely payment of principal and interest by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (including the Indenture Trustee or the Owner Trustee), acting as principal and the counterparty, the long-term unsecured debt obligations of which are rated "AAA" by Standard & Poor's and at least "Aa2" by Moody's and commercial paper or other short-term debt obligations are rated at least "A-1+" by Standard & Poor's and "P-1" by Moody's;

                   (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which at the time of such investment or contractual commitment providing for such investment have long-term, unsecured debt obligations rated "AAA" by Standard & Poor's and at least "Aa2" by Moody's or better and shall have commercial paper or other short-term debt obligations rated at least "A-1+" by Standard & Poor's and "P-1" by Moody's; provided, however, that securities issued by any corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the sum of the aggregate Outstanding Principal Balances of the Contracts and all Eligible Investments held as part of the Trust;

                  (vi) commercial paper given the highest rating by each Rating Agency at the time of such investment; provided that the issuer of such commercial paper must have a long-term unsecured debt rating of at least A1 from Moody's and A+ from Standard & Poor's;

                 (vii) the RIC, if guaranteed by an entity which has long-term, unsecured debt obligations rated "AAA" by Standard & Poor's and at least "Aa2" by Moody's or otherwise will not result in a qualification, reduction or withdrawal by Moody's or Standard & Poor's of its then-applicable rating on any Class of Notes or the Certificates (without giving effect to the guaranty under either Policy of payments owing to Securityholders); if the investments in this paragraph (vii) fall below the specified ratings, the invested monies shall be moved to Eligible Investments on the fifth Business Day preceding the next succeeding Distribution Date; however, no new monies may be invested in the RIC until the RIC once again becomes an Eligible Investment; and

                (viii) any other investments which meet the criteria of each Rating Agency as being consistent with their then-current rating of each Class of Notes and the Certificates.

         "Excess Amounts" shall have the meaning specified in Section 5.05(b).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "FHLMC" means the Federal Home Loan Mortgage Corporation, and its successors.

         "FNMA" means the Federal National Mortgage Association, and its successors.

         "Final Distribution Date" means with respect to (i) the Notes, the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date or the Class A-4 Final Distribution Date, as the case may be, and (ii) the Certificates, the Certificate Final Distribution Date.

         "Financed Vehicle" means, as to any Contract, an automobile or light-duty truck, together with all accessions thereto, securing the related Obligor's indebtedness under such Contract.

         "Fiscal Agent" shall have the meaning set forth in the Policies.

         "Full Prepayment" means any of the following: (i) payment to the Master Servicer of 100% of the outstanding principal balance of a Contract, exclusive of any Contract referred to in clause (ii), (iii) or (iv) of the definition of the term "Liquidated Contract," together with all accrued and unpaid interest thereon to the date of such payment, or (ii) payment by the Seller or the Master Servicer, as the case may be, of the purchase price of a Contract in connection with the purchase of a Contract pursuant to Section 3.02 or 4.07 or payment by the Seller of the purchase price of a Contract in connection with the purchase of all Contracts pursuant to Section 9.01.

         "Funded Amount" means, as of any Calculation Date or Distribution Date, the cash amount on deposit in the Spread Account.

         "Holder" means, with respect to a (i) Certificate, the Person in whose name such Certificate is registered in the Certificate Register and (ii) Note, the Person in whose name such Note is registered in the Note Register.

         "Holding Account" means the account established and maintained as such pursuant to Section 5.01.

         "Indenture" means the Indenture, dated as of the date hereof, among the Issuer and the Indenture Trustee.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Independent", when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Seller or WFS,
(ii) is not a director, officer or employee of any Affiliate of the Issuer, the Seller or WFS, (iii) is not a person related to any officer or director of the Issuer, the Seller, WFS or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of Issuer, the Seller, WFS or any of their respective Affiliates, and (v) is not connected with the Issuer, the Seller or WFS as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Insolvency Event" means, with respect to a specified Person, (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (iii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state, bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of corporate action by such Person in furtherance of any the foregoing.

         "Insolvency Proceeding" shall have the meaning specified in Section
8.06.

         "Insolvency Proceeds" shall have the meaning specified in Section 9.01(b).

         "Insurance Agreement" means the Insurance, Indemnity and Pledge Agreement, dated as of the date hereof, among the Insurer, the Issuer, the Seller, the Master Servicer, the Company and the Indenture Trustee, the form of which is attached hereto as Exhibit B.

         "Insurance Agreement Obligations" means, as of any date, the aggregate of amounts owing to the Insurer under the Insurance Agreement as of such date, other than amounts representing payments made under the Policies for which the Insurer has not yet been reimbursed.

         "Insurance Policy" means, with respect to a Financed Vehicle, the policies of comprehensive and collision insurance and the LDI Policy.

         "Insurance Proceeds" means proceeds paid pursuant to any Insurance Policy and amounts (exclusive of rebated premiums) paid by any insurer under any other insurance policy related to a Financed Vehicle, a Contract or an Obligor.

         "Insurer" means Financial Security Assurance Inc., and its successors.

         "Insurer Insolvency" means (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Insurer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, rehabilitation or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Insurer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, or (ii) the commencement by the Insurer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, rehabilitation or similar law, or the consent by the Insurer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or of any substantial part of its property or the making by the Insurer of an assignment for the benefit of creditors or the failure by the Insurer generally to pay its debts as such debts become due or the taking of corporate action by the Insurer in furtherance of any of the foregoing.

         "Interest Period" means, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Cutoff Date) to but excluding such Distribution Date.

         "Interest Rate" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate or the Class A-4 Rate, as the case may be.

         "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts, other than the Holding Account, to be deposited into the Collection Account on such Distribution Date pursuant to Section 5.01(b).

         "Issuer" means the WFS Financial 1997-B Owner Trust.

         "LDI Policy" means the limited dual interest policy providing coverage for physical damage to, or loss of, a Financed Vehicle.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

         "Liquidated Contract" means a Contract which (i) has been the subject of a Full Prepayment; (ii) was a Defaulted Contract and with respect to which the related Financed Vehicle was repossessed and, after any cure period required by law has expired, the Master Servicer has charged-off any losses prior to the end of the four-month period referred to in clause (iv); (iii) has been paid in full on or after its Maturity Date; or (iv) has become delinquent as to all or part of four or more payments of Monthly P&I.

         "Liquidation Expenses" means reasonable out-of-pocket expenses (not to exceed Liquidation Proceeds), other than any overhead expenses, incurred by the Master Servicer in connection with the realization of the full amounts due under any Contract (including the attempted liquidation of a Contract which is brought current and is no longer in default during such attempted liquidation) and the sale of any property acquired in respect thereof which are not recoverable under any Insurance Policy.

         "Liquidation Proceeds" means amounts received by the Master Servicer (before reimbursement for Liquidation Expenses) in connection with the realization of the amounts due and to become due under any Defaulted Contract and the sale of any property acquired in respect thereof.

         "Master Servicer" means WFS in its capacity as the master servicer of the Contracts under Section 4.01, and, in each case upon succession in accordance herewith, each successor servicer in the same capacity pursuant to
Section 4.01 and each successor master servicer pursuant to Section 8.02.

         "Master Servicer Report Date" means, with respect to any Distribution Date, the fifth Business Day prior to such Distribution Date.

         "Maturity Date" means, with respect to any Contract, the date on which the last scheduled payment of such Contract shall be due and payable (after giving effect to all Prepayments received prior to the date of determination) as such date may be extended pursuant to Section 4.02.

        "Minimum Funded Amount" means, with respect to the amount of cash on deposit in the Spread Account as of any Calculation Day or Distribution Date, an amount equal to the greater of (i) ___% of the Aggregate Scheduled Balance as of such Calculation Day or Distribution Date, as the case may be, or (ii) ___% of the Cut-Off Date Aggregate Scheduled Balance.

         "Monthly P&I" means, with respect to any Contract, the amount of each monthly installment of principal and interest payable to the Obligee of such Contract in accordance with the terms thereof, exclusive of any charges allocable to the financing of any insurance premium and charges which represent late payment charges or extension fees.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Net Collections" means, with respect to any Distribution Date and the related Due Period, the sum of (i) all amounts of principal and interest collected on or in respect of the Contracts during such Due Period (in the case of principal and interest that are part of any Liquidation Proceeds or Insurance Proceeds, only to the extent of the related Net Liquidation Proceeds or Net Insurance Proceeds), less (a) the Retained Yield, if any, (b) any late payments of interest retained by the Master Servicer as reimbursement for Advances pursuant to Section 5.04 and (c) any installments of Monthly P&I or Prepayments retained by the Master Servicer as reimbursement for Nonrecoverable Advances pursuant to Section 5.04; (ii) the Advance for such Due Period to the extent actually made; (iii) the investment earnings on funds in the Collection Account for such Distribution Date (which, except as otherwise provided in Section 5.01, shall be the RIC Reinvestment Earnings); (iv) amounts withdrawn from the Holding Account and deposited in the Collection Account in such Due Period pursuant to Section 5.02; and (v) the aggregate Repurchase Amount for Repurchased Contracts deposited in or credited to the Collection Account pursuant to Section 5.04(c) on the related Master Servicer Report Date.

         "Net Contract Rate" means, with respect to any Contract, its Contract Rate less the sum of the Servicing Fee Percent and the Retained Yield Percent.

         "Net Insurance Proceeds" means, with respect to any Contract, Insurance Proceeds net of any such amount applied to the repair of the related Financed Vehicle, released to the related Obligor in accordance with the normal servicing procedures of the Master Servicer or representing expenses incurred by the Master Servicer and recoverable hereunder.

         "Net Liquidation Proceeds" means the amount derived by subtracting from the Liquidation Proceeds of a Contract the related Liquidation Expenses.

         "Nonrecoverable Advance" means any Advance proposed to be made or previously made by the Master Servicer which, in its good faith judgment, would not be or will not be ultimately recoverable by the Master Servicer from late payments, Insurance Proceeds or Liquidation Proceeds.

         "Note Deficiency Claim Amount" means, with respect to each Distribution Date, the amount, if any, by which the Note Distributable Amount for such Distribution Date exceeds the amount of Net Collections actually deposited in the Note Distribution Account on such Distribution Date in accordance with Section 5.05.

         "Note Distributable Amount" means, with respect to any Distribution Date, the sum of the Note Principal Distributable Amount and the Note Interest Distributable Amount for such Distribution Date.

         "Note Distribution Account" means the account established and maintained as such pursuant to Section 5.01.

         "Note Final Distribution Date" means the Class A-1 Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date or the Class A-4 Final Distribution Date, as the case may be.

         "Note Interest Carryover Shortfall" means, with respect to any Distribution Date and a Class of Notes, the excess, if any, of the sum of the
Note Interest Distributable Amount for such Class for the immediately preceding Distribution Date plus any outstanding Note Interest Carryover Shortfall for such Class on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus, to the extent permitted by applicable law, interest on the amount of interest due but not paid to Noteholders of such Class on the preceding Distribution Date at the related Interest Rate for the related Interest Period.

         "Note Interest Distributable Amount" means, with respect to any Distribution Date and a Class of Notes, the sum of the Note Quarterly Interest Distributable Amount for such Class of Notes for such Distribution Date and the
Note Interest Carryover Shortfall for such Class of Notes for such Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the (i) Class A-1 Notes shall be computed on the basis of a 360-day year and the actual number of days elapsed since the immediately preceding Distribution Date (or, with respect to the first Distribution Date, since the Cut-Off Date) and

(ii) Class A-2, Class A-3 and Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Note Percentage" means, (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-3 Notes is reduced to zero, 100%; (ii) for the Distribution Date on which the principal amount of the Class A-3 Notes is reduced to zero, (A) 100% of the Principal Distributable Amount until the principal amount of the Class A-3 Notes has been reduced to zero and (B) with respect to any remaining portion of the Principal Distributable Amount, the percentage calculated as set forth in clause (iii); (iii) for each Distribution Date after the Distribution Date on which the principal amount of the Class A-3 Notes is reduced to zero, a percentage, expressed as a fraction the numerator of which is the aggregate principal amount of the Class A-4 Notes as of the immediately preceding Distribution Date and the denominator of which is the sum of the aggregate principal amount of the Class A-4 Notes and the principal amount of the Certificates as of the immediately preceding Distribution Date, in each instance after giving effect to all payments of principal on such preceding Distribution Date; and (iv) for any Distribution Date thereafter, zero.

         "Note Policy" means the financial guaranty insurance policy issued by the Insurer to the Indenture Trustee on behalf of the Noteholders, the form of which is attached as Exhibit C hereto.

         "Note Policy Claim Amount" means, with respect to each Distribution Date, the amount, if any, by which the Note Distributable Amount for such Distribution Date exceeds the sum of (i) the amount of Net Collections actually deposited in the Note Distribution Account on such Distribution Date in accordance with Section 5.05 and (ii) the amount of the Note Deficiency Claim Amount, if any, paid to the Note Distribution Account from the Spread Account pursuant to a Deficiency Notice delivered for such Distribution Date.

         "Note Pool Factor" means, with respect to any Class of Notes as of any Distribution Date, a six-digit decimal figure equal to the outstanding principal amount of such Class of Notes (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original outstanding principal amount of such Class of Notes.

         "Note Principal Carryover Shortfall" means, as of any Distribution Date, the excess of the sum of the Note Quarterly Principal Distributable Amount and any outstanding Note Principal Carryover Shortfall for the immediately preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

         "Note Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Note Quarterly Principal Distributable Amount and the Accelerated Principal Distributable Amount, if any, for such Distribution Date and any outstanding Note Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Note

Principal Distributable Amount with respect to a Class of Notes shall not exceed the outstanding principal amount of such Class of Notes; and provided, further, that the Note Principal Distributable Amount on each Note Final Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the related Class of Notes to zero.

         "Note Quarterly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued for the related Interest Period on each Class of Notes at the related Interest Rate for such Class on the outstanding principal amount of the Notes of such Class on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Noteholders of such Class on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of such Class of Notes).

         "Note Quarterly Principal Distributable Amount" means, with respect to any Distribution Date, the Note Percentage of the Principal Distributable Amount for such Distribution Date.

         "Note Register" shall have the meaning specified in the Indenture.

         "Obligee" means the Person to whom an Obligor is indebted under a Contract.

         "Obligor" on a Contract means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Contract.

         "Offered Securities" shall have the meaning specified in Section 6.03(b)(ii).

         "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officers' Certificate of the Master Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officers' Certificate shall be to an Officers' Certificate of the Master Servicer.

         "Opinion of Counsel" means a written opinion of counsel (who may be counsel to the Seller or the Master Servicer) acceptable to the Indenture Trustee or the Owner Trustee, as the case may be, and the Insurer.

         "Original Certificate Balance" means $______________.

         "Original Class A-1 Note Balance" means $______________.

         "Original Class A-2 Note Balance" means $______________.

         "Original Class A-3 Note Balance" means $______________.

         "Original Class A-4 Note Balance" means $______________.

         "Original Pool Balance" means $______________.

         "Outstanding" means,

                   (i) with respect to a Contract and as of time of reference thereto, a Contract that has not reached its Maturity Date, has not been fully prepaid, has not become a Liquidated Contract and has not been repurchased pursuant to Section 3.02, 4.07 or 9.01; and

                  (ii) with respect to Securities, as of the date of determination, all Notes of one Class or of all Classes, all Certificates or all Notes and Certificates, as the case may be, theretofore authenticated and delivered except:

                 (a) Securities theretofore cancelled by the applicable Registrar or delivered to the applicable Registrar for cancellation;

                 (b) Securities or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the applicable Trustee or any Paying Agent, as the case may be, in trust for the Holders of such Securities (provided, however, that if such Securities are to be redeemed or repurchased, notice of such redemption or repurchase has been duly given or provision for such notice has been made, satisfactory to the applicable Trustee); and

                 (c) Securities in exchange for or in lieu of other Securities which have been authenticated and delivered unless proof satisfactory to the applicable Trustee is presented that any such Securities are held by a bona fide purchaser;

provided, however, that Securities which have been paid with proceeds of the Note Policy or the Certificate Policy, as the case may be, shall continue to remain Outstanding until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the applicable Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of a specified Outstanding Amount of Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Seller, WFS or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the applicable Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the applicable Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the applicable Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, any other obligor upon the Securities, the Seller, WFS or any of their respective Affiliates.

         "Outstanding Amount" means the aggregate principal amount of all Notes of one Class or of all Classes, of all Certificates or of all Securities, as the case may be, Outstanding at the date of determination.

         "Outstanding Principal Balance" means, with respect to a Contract that is a (i) Rule of 78's Contract, the amount set forth as the Outstanding Principal Balance of such Contract on the Schedule of Contracts, such amount being the total of all Monthly P&I due after the Cut-Off Date less any unearned interest as of the Due Date for such Contract next preceding the Cut-Off Date computed in accordance with the Rule of 78's, less all amounts received on or in respect of such Contract after the Cut-Off Date that are allocable to principal and (ii) Simple Interest Contract, the actual principal balance under the terms thereof.

         "Overcollateralization Amount" means, with respect to any Calculation Day or Distribution Date, the amount by which (i) the sum of (A) the Aggregate Scheduled Balance as of such date of calculation plus (B) the portion of Net Collections constituting principal payments on or in respect of the Contracts on deposit in the Collection Account on such date of calculation plus (C) amounts on deposit in the Holding Account constituting principal payments as of such date of calculation exceeds (ii) the Outstanding Amount of the Securities as of such date of calculation.

         "Owner Trustee" means the Person acting as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Owner Trustee Corporate Trust Office" shall have the meaning specified in the Trust Agreement.

         "Partial Prepayment" means, as to any Rule of 78's Contract, any partial prepayment received by the Master Servicer that (i) is not accompanied by an amount specified by the related Obligor to be interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of such prepayment and (ii) is required by the terms of such Contract to be applied to the payment of principal thereunder on or prior to the Due Date next succeeding the date of receipt.

         "Pass-Through Rate" means ____% per annum.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Physical Property" shall have the meaning specified in the definition of the term "Delivery".

         "Policies" means the Note Policy and the Certificate Policy.

         "Pool Balance" as of the time of determination means the Aggregate Scheduled Balance, exclusive of the Scheduled Balances of all Contracts that are not Outstanding at the end of the Due Period ending immediately prior to such time of determination.

         "Preference Claim" shall have the meaning specified in Section 8.06.

         "Preferential Transfer" shall have the meaning specified for the term "Preference" in the Insurance Agreement.

         "Prepayment" means a Full Prepayment or a Partial Prepayment.

         "Principal Distributable Amount" means, with respect to any Distribution Date, the Aggregate Scheduled Balance Decline for such Distribution Date.

         "Proprietary Fund" means money market mutual funds having a rating from each Rating Agency in the highest investment category granted by each Rating Agency, including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor.

         "Rating Agency" means Moody's and Standard & Poor's.

         "Record Date" means, with respect to a Class of Notes or the Certificates and any Distribution Date, the Business Day immediately preceding such Distribution Date or, if Definitive Securities are issued, the 15th day of the month preceding the month in which such Distribution Date occurs.

         "Registrar of Titles" means the agency, department or office having the responsibility for maintaining records of titles to motor vehicles and issuing documents evidencing such titles in the jurisdiction in which a particular Financed Vehicle is registered.

         "Repurchase Amount" means, with respect to any Contract, the amount, as of the date of repurchase, required to prepay in full the principal of and accrued interest on such Contract to the last Due Date in the Due Period in which such repurchase occurs.

         "Repurchased Contract" means a Contract repurchased as of the related Master Servicer Report Date by the Master Servicer pursuant to Section 4.07 or by the Seller pursuant to Section 3.02.

         "Responsible Officer" means any officer within the Corporate Trust and Agency Group (or any successor group of the Indenture Trustee) including any Vice President, assistant secretary or any other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Indenture Trustee's Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

         "Retained Yield" shall mean the amount, if any, stripped off from the interest portion of Monthly P&I by the Servicer and paid to the Seller on a monthly basis. Such monthly payment shall be equal to (i) with respect to each Rule of 78's Contract, an amount equal to the product of the Retained Yield Percent and the Scheduled Balance of such Contract (as specified in the Schedule of Contracts) for such month, but only to the extent that the Monthly P&I for such Contract for such month has been collected and (ii) with respect to each Simple Interest Contract, out of each payment of Monthly P&I collected on such Contract, an amount equal to interest at the Retained Yield Percent of the Scheduled Balance of such Contract on which, and for the period for which, the interest portion of such payment of Monthly P&I was calculated.

         "Retained Yield Percent" means, with respect to any Contract, the lesser of (i) 0.00% per annum or (ii) a percent per annum equal to the APR of such Contract less the sum of (A) 1% and (B) the Pass-Through Rate.

         "RIC" means the reinvestment contract provided by the Bank or, with the prior written consent of the Insurer, a subsidiary thereof, substantially in the form of Exhibit D hereto, in consideration of the right to direct the investment of the funds on deposit in all Trust Accounts other than the Holding Account.

         "RIC Reinvestment Earnings" means, with respect to any Distribution Date, the related Due Period and the Contracts that were Outstanding at the beginning of such Due Period, the amount by which the sum of the Note Quarterly Interest Distributable Amount and the Certificate Quarterly Interest Distributable Amount for such Distribution Date exceeds the sum of (i) the aggregate amount of interest on the Contracts (adjusted with respect to each Contract to the Pass-Through Rate and exclusive of such collections that have been paid to the Master Servicer in reimbursement of a previous Advance) that is part of Net Collections for such Distribution Date and (ii) the amount of the Advance as to interest for such Distribution Date (assuming for this purpose that an Advance was made in respect of each delinquent Contract).

         "Rule of 78's Contract" means a Contract as to which payments thereunder are applied on the basis of the Rule of 78's.

         "Schedule of Contracts" means the list or lists of Contracts attached as Schedule A to this Agreement, which Contracts are being transferred to the Owner Trustee as part of the Trust Estate, which list or lists shall set forth the following information with respect to each such Contract in numbered columns:

                                                      Information                                    Column Number
                                                      -----------                                    -------------
                          Contract Number ("ACCT NBR")  . . . . . . . . . . . . . . . . . . .                 2
                          Date of Origination ("ORG DT")  . . . . . . . . . . . . . . . . . .                 9
                          Maturity Date ("MAT DT")  . . . . . . . . . . . . . . . . . . . . .                15
                          Monthly P&I ("P&I") . . . . . . . . . . . . . . . . . . . . . . . .                10
                          Original Principal Balance ("ORIG AMT") . . . . . . . . . . . . . .                16 Top
                          Outstanding Principal Balance ("PRIN BAL")  . . . . . . . . . . . .                16 Bottom
                          Discount Rate ("APR") . . . . . . . . . . . . . . . . . . . . . . .                 7

In addition, the Scheduled Balance of each Rule of 78's Contract for each Due Date after the Cut-Off Date, computed in accordance with the definition of the term "Scheduled Balance," shall be contained on a computer disk or tape (the "Disk") that shall be delivered by the Company to the Master Servicer not later than the fifth Business Day following the Closing Date. The Disk shall be a part of the Schedule of Contracts and shall be made available by the Master Servicer to the Indenture Trustee and the Owner Trustee upon reasonable request. In calculating the outstanding principal balance of each Rule of 78's Contract to be set forth in Column 16 Bottom, it shall be assumed that all payments of principal and interest due on or before the Cut-Off Date were received and applied. The Schedule of Contracts or the Disk shall also set forth the Original Pool Balance and the Retained Yield Percent (if the Retained Yield Percent is not the same for all the Contracts).

         "Scheduled Balance" means, with respect to any Rule of 78's Contract for each month and as of the Cut-Off Date, the amount set forth as the "Scheduled Balance" of such Contract for such month or the Cut-Off Date on the Schedule of Contracts. Each such amount shall be the present value (determined as provided below) for the applicable month of all payments of Monthly P&I on the Contract due after such month (due during or after the first Due Period in the case of a Scheduled Balance at the Cut-Off Date). Such present value as of a Distribution Date shall be determined by discounting, on a monthly basis, each such payment of Monthly P&I from the last day of the month in which such payment of Monthly P&I is due back to the first day of the month during which such Distribution Date occurs, using the applicable discount rate specified below. Such present value as of the Cut-Off Date shall be determined by discounting, on a monthly basis, each such payment of Monthly P&I back from the last day of the month in which such payment of Monthly P&I is due to the Cut-Off Date, using the applicable discount rate specified below. The applicable discount rate (the "Discount Rate") shall be the discount rate that will produce a present value at the Cut-Off Date equal to the Outstanding Principal Balance of the Contract. The Scheduled Balance of a Rule of 78's Contract that becomes a Liquidated Contract or a Repurchased Contract shall be reduced to zero as of the end of the Due Period in which such Contract became a Liquidated Contract. In the case of a Simple Interest Contract, the Scheduled Balance thereof is its actual principal balance. The principal balance of a Simple Interest Contract that becomes a

Repurchased Contract shall be deemed to be reduced to zero upon the related repurchase thereof and the principal balance of a Simple Interest Contract that becomes a Liquidated Contract shall be deemed to be reduced to zero as of the date on which such Contract becomes a Liquidated Contract. If a Partial Prepayment is received on any Rule of 78's Contract at any time after the Cut-Off Date, the Schedule of Contracts shall be revised to reflect the new Scheduled Balance of such Contract for each Due Date after the date of such Partial Prepayment, any such recalculations being made in the manner described above, except that "Outstanding Principal Balance" shall be read to mean "Distribution Date Outstanding Principal Balance" and "Cut-Off Date" shall be read to mean the Due Date next succeeding the Due Date after which such Partial Prepayment was received. As used herein, reference to the Scheduled Balance of a Contract for a Distribution Date shall mean (i) in the case of a Rule of 78's Contract, the Scheduled Balance of such Contract on the last day for such Contract in the Due Period ending immediately prior to such Distribution Date, and (ii) in the case of a Simple Interest Contract, the Scheduled Balance of such Contract at the close of business of the last day in such Due Period, and reference to the Scheduled Balance of a Contract in a month shall mean (i) in the case of a Rule of 78's Contract, the Scheduled Balance of such Contract for the last day of such month and (ii) in the case of a Simple Interest Contract, the Scheduled Balance of such Contract at the close of business on the last day of such month.

         "Securities" means the Notes and the Certificates.

         "Securityholders" means the Holders of the Notes and the Certificates.

         "Seller" means WFS Financial Auto Loans, Inc., in its capacity as the Seller of the Contracts under this Agreement, and each successor thereto (in the same capacity) pursuant to Section 6.03.

         "Servicer Default" means an event specified in Section 8.01.

         "Servicing Fee" means, as to any Distribution Date, the fee payable to the Master Servicer for services rendered during the related Due Period, which shall equal with respect to each Contract that is a (i) Rule of 78's Contract, the amount equal to, for each month in such Due Period, the product of the Servicing Fee Percent and the Scheduled Balance of such Contract (as specified in the Schedule of Contracts) for such month in the related Due Period, but only to the extent that the Monthly P&I for such Contract for such month has been collected or advanced by the Master Servicer pursuant to Section 5.04 and
(ii) Simple Interest Contract, out of each payment of Monthly P&I collected or advanced on such Contract an amount equal to interest at the Servicing Fee Percent on the Scheduled Balance of such Contract on which, and for the period for which, the interest portion of such payment of Monthly P&I was calculated.

         "Servicing Fee Percent" means one-twelfth of 1.00% per annum.

         "Servicing Officer" means any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Indenture Trustee and the Owner Trustee by the Master Servicer pursuant to Section 4.01.

         "Simple Interest Contract" means a Contract as to which interest is calculated each day on the basis of the actual principal balance of such Contract on such day.

         "Specified Spread Account Balance" means, with respect to any Calculation Day or Distribution Date, ____% of the Aggregate Scheduled Balance on such date of calculation, except that if on any date of calculation (i) the Charge-Off Percentage for the three calendar month period ending on such date of calculation exceeds ____% or (ii) the Delinquency Percentage for the three calendar month period ending on such date of calculation exceeds ____%, then the Specified Spread Account Balance shall equal ____% of the Aggregate Scheduled Balance on such date of calculation (but only for so long as such Charge-Off Percentage or Delinquency Percentage thresholds continue to be exceeded on any subsequent date of calculation). Notwithstanding the foregoing, in no event shall the Specified Spread Account Balance be greater than $______________ or less than $______________; provided, however, the
Specified Spread Account Balance shall not be greater than the Outstanding Amount of the Securities if such amount is less than $______________.

         "Spread Account" means the account established and maintained as such pursuant to Section 5.01. The Spread Account will be comprised of the Funded Amount and the Overcollateralization Amount.

         "Spread Account Initial Deposit" means $______________, 100% of which will be cash.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         "Subservicer" means any subservicer engaged by the Master Servicer to subservice a Contract pursuant to Section 4.01.

         "Subservicing Agreement" means an agreement between the Master Servicer and a Subservicer relating to the servicing of one or more Contracts, substantially in the form of Exhibit E hereto.

         "Title Document" means, with respect to any Financed Vehicle, the certificate of title for, or other evidence of ownership of, such Financed Vehicle issued by the Registrar of Titles in the jurisdiction in which such Financed Vehicle is registered.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), including the Spread Account Initial Deposit, and all proceeds of the foregoing.

         "Trust Accounts" shall have the meaning specified in Section 5.01(a).

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of __________, 1997, as amended and restated as of __________, 1997, among the Depositor, the Company, the Insurer and the Owner Trustee.

         "Trust Estate" shall have the meaning specified in the Trust
Agreement.

         "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

         "United States" means the United States of America.

         "Unreimbursed Insurer Amounts" means, on any date, the amount that is the sum of (i) all payments (if any) made under the Policies for which the Insurer has not yet been reimbursed as of such date, plus (ii) all Insurance Agreement Obligations as of such date.

         "Vehicle Receivables" shall have the meaning specified in Section 6.03(b)(ii).

         "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President," who is a duly elected officer of such Person.

         "WFS" means WFS Financial Inc, a majority-owned operating subsidiary of the Bank, and its successors and assigns.

         Section 1.02. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         Section 1.03. Section References. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

         Section 1.04. Calculations. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months (or, in the case of the Class A-1 Notes, on the basis of a 360-day year and the actual number of days elapsed since the immediately preceding Distribution Date or the Cut-Off Date, in the case of the first Distribution Date) and will be carried out to at least six decimal places. Collections of interest on Rule of 78's Contracts shall be calculated as if such Contracts were actuarial contracts the scheduled principal balances of which are the Scheduled Balances thereof, and collections of interest on Simple Interest Contracts will be calculated in accordance with the terms thereof.

         Section 1.05. Accounting Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                  ARTICLE TWO

                            CONVEYANCE OF CONTRACTS

         Section 2.01.  Conveyance of Contracts.

         (a) In consideration of the Issuer's delivery to or upon the order of the Seller of $______________, less the Spread Account Initial Deposit, effective upon the Closing Date, the Seller hereby sells, grants, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations herein), all of the right, title and interest of the Seller (exclusive of (i) the Retained Yield in respect of the Contracts, and (ii) the amount, if any, allocable to any rebatable insurance premium financed by any Contract) in, to and under the Contracts (which Contracts shall be listed in the Schedule of Contracts), including, without limitation, all payments of Monthly P&I (exclusive of the Retained Yield, which shall be paid directly to the Seller as provided in Section 5.02(b)) due after the Cut-Off Date (excluding the amount allocable to principal and interest due on or prior to the Cut-Off Date); all Net Liquidation Proceeds and Net Insurance Proceeds with respect to any Financed Vehicle to which a Contract relates received on or after the Cut-Off Date and all other proceeds received on or in respect of such Contracts (other than payments of Monthly P&I due prior to the Cut-Off Date), and any and all security interests in the Financed Vehicles; the Contract Documents relating to the Contracts (except the Contract Documents for Contracts which have been the subject of a Full Prepayment received on or after the Cut-Off Date but no later than one Business Day prior to the Closing Date, in lieu of which the Seller shall have deposited in or credited to the Collection Account on or prior to the Closing Date an amount equal to such Full Prepayment); and all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing, provided that $________ of the principal amount of Contract number __________ is retained by the Seller.

         (b) The Bank has filed or caused to be filed UCC-1 financing statements, executed by the Bank as debtor, naming WFS as secured party and describing the Contracts originated by the Bank and transferred to WFS on or prior to the Closing Date as collateral with the Office of the Secretary of State of the State of California . WFS has filed or caused to be filed UCC-1 financing statements executed by WFS as debtor, naming the Seller as secured party and describing the Contracts as collateral with the office of the Secretary of State of the State of California. The Seller has filed or caused to be filed UCC-1 financing statements, executed by the Seller as debtor, naming the Collateral Agent, on behalf of the Insurer, as secured party and describing the Contracts as collateral, with the Office of the Secretary of State of the State of California. The grant of a security interest to the Collateral Agent on behalf of the Insurer and the rights of the Collateral Agent and the Insurer in respect of such security interest shall be governed by the Insurance Agreement. The Seller has filed or caused to be filed UCC-1 financing statements, executed by the Seller as debtor, naming the Owner Trust as secured party and describing the Contracts being sold by it to the Owner Trust as collateral, with the Office of the Secretary of State of the State of California. The Owner Trust has filed or caused to be filed UCC-1 financing statements, executed by the Owner Trust as debtor, naming the Indenture Trustee, on behalf of the Noteholders, as secured party and describing the Contracts as collateral, with the office of the Secretary of State of the States of Delaware and California. The grant of a security interest to the Indenture Trustee and the rights of the Indenture Trustee in the Contracts shall be governed by the Indenture. From time to time, the Master Servicer shall cause to be taken such actions as are necessary to continue the perfection of the respective interests of the Indenture Trustee, the Owner Trust and the Collateral Agent on behalf of the Insurer in the Contracts and to continue the first priority security interest of the Indenture Trustee (subject to the security interest of the Insurer pursuant to the Insurance Agreement) in the Financed Vehicles and their proceeds (other than, as to such priority, any statutory lien arising by operation of law after the Closing Date which is prior to such interest), including, without limitation, the filing of financing statements, amendments thereto or continuation statements and the making of notations on records or documents of title.

         If any change in the name, identity or corporate structure of the Seller or WFS or the relocation of the chief executive office of any of them would make any financing or continuation statement or notice of lien filed under this Agreement or the other Basic Documents seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Master Servicer, within the time period required by applicable law, shall file such financing statements or amendments as may be required to preserve and protect the interests of the Indenture Trustee, the Owner Trustee, the Securityholders and the Insurer in the Contracts, Financed Vehicles and the proceeds thereof. Promptly thereafter, the Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary fully to preserve and protect the interests of the Indenture Trustee, the Owner Trustee, Securityholders and the Insurer in the Contracts, Financed Vehicles and the proceeds thereof have been filed, and reciting the details of such filings.

         During the term of this Agreement, the Seller and WFS shall each maintain its chief executive office in one of the states of the United States, other than Louisiana or Tennessee.

         The Master Servicer shall pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's right, title and interest in and to the Contracts and in connection with maintaining the first priority security interest (subject to the security interest of the Insurer pursuant to the Insurance Agreement) in the Financed Vehicles and the proceeds thereof.





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
                                 ARTICLE THREE

                                 THE CONTRACTS

         Section 3.01. Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties on which (i) the Issuer is deemed to have relied in acquiring the Contracts and (ii) the Insurer is deemed to have relied in issuing the Policies. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a)     As to the Seller:

                   (i) Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business, and has the corporate power, authority and legal right to acquire and own the Contracts.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                 (iii) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement constitutes (A) a valid sale, transfer and assignment of the Contracts, enforceable against creditors of and purchasers from the Seller and (B) a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                   (v) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its





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
         properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents to which the Seller is a party); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Certificates, (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Notes or the Certificates or (D) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

         (b) As to each Contract or all of the Contracts, as the case may be:

                   (i) Schedule of Contracts. The information pertaining to such Contract set forth in the related Schedule of Contracts was true and correct in all material respects at the Closing Date and the calculations of the Scheduled Balances appearing in such Schedule of Contracts for each such Contract at the Closing Date and at each Distribution Date thereafter prior to the related Maturity Date have been performed in accordance with this Agreement and are accurate.

                  (ii) Security Interests. As of the Closing Date, such Contract granted a valid and enforceable first priority security interest in favor of WFS (or to the Bank, which security interest has been assigned to WFS) in the related Financed Vehicle, and such security interest has been duly perfected and is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for unpaid taxes or unpaid storage or repair charges which may arise after the Closing Date).

                 (iii) Title Documents. (A) If the related Financed Vehicle was originated in a state in which notation of a security interest on the Title Document is required or permitted to perfect such security interest, the Title Document for such Financed Vehicle shows, or if a new or replacement Title Document is being applied for with respect to such Financed Vehicle the Title Document will be received within 180 days of the Closing Date and will show WFS named as the original secured party under the related Contract as the holder of a first priority security interest in such Financed Vehicle, and (B) if the related Financed Vehicle was originated in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show WFS named as the original secured party under the related Contract, and in either case, the Indenture Trustee and the Owner Trustee have the same rights as such secured party has or would have (if such secured party were still the owner of the Contract) against all parties claiming an interest in such Financed Vehicle. With respect to each Contract for which the Title Document has not yet been returned from the Registrar of Titles, WFS has received written evidence from the related Dealer that such Title Document showing WFS as first lienholder has been applied for.

                  (iv) Title to the Contracts. Immediately prior to the issuance of the Notes and the Certificates, the Seller had good and indefeasible title to and was the sole owner of each Contract to be transferred to the Issuer pursuant to Section 2.01 free of liens, claims, encumbrances and rights of others and, upon transfer of such Contract to the Issuer pursuant to Section 2.01, the Issuer will have good and indefeasible title to and will be the sole owner of such Contract free of liens, encumbrances and rights of others, except for the Lien of the Indenture Trustee under the Indenture and the security interest granted to the Insurer under the Insurance Agreement.

                   (v) Current in Payment. As of the Cut-Off Date, such Contract is no more than 30 days delinquent in payment as to all or any portion of any installment of Monthly P&I.

                  (vi) Tax Liens. As of the Closing Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                 (vii) Rescission, Offset, Etc. As of the Closing Date, there is no right of rescission, offset, defense or counterclaim to the obligation of the Obligor to pay the unpaid principal or interest due under such Contract; the operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject to any right of rescission, offset, defense or counterclaim, and no such right of rescission, offset, defense or counterclaim has been asserted.

                (viii) Mechanics' Liens. As of the Closing Date, there are no liens or claims for work, labor, material or storage affecting the related Financed Vehicle which are or may become a lien prior to or equal with the security interest granted by such Contract.

                  (ix) Compliance with Laws. Such Contract, and the sale of the Financed Vehicle sold thereunder, complied, at the time it was made, in all material respects with all applicable state and federal laws (and regulations thereunder), including without limitation usury, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable state laws regulating retail installment sales contracts and loans in general and motor vehicle retail installment contracts and loans in particular; and the consummation of the transactions herein contemplated, including, without limitation, the transfer of ownership of the Contracts to the Issuer and the receipt of interest by the Securityholders, will not involve the violation of any applicable state or federal law.

                   (x) Valid and Binding. Such Contract is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; all parties to such Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby; and the terms of such Contract have not been waived or modified in any respect, except by instruments that are part of the Contract Documents.

                  (xi) Enforceability. Such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder or assignee thereof adequate for the realization against the collateral of the benefits of the security, subject, as to enforceability, to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally.

                 (xii) No Default. As of the Cut-Off Date, there was no default, breach, violation or event permitting acceleration existing under such Contract (except payment delinquencies permitted by subparagraph (v) above) and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract, and the Seller has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by subparagraph (v) above.

                (xiii) Insurance. At the Closing Date, the related Financed Vehicle will be covered by (A) a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Contract, (ii) naming WFS as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and (B) an LDI Policy; provided, however, that if such Financed Vehicle has an unpaid principal balance of less than $4,000 it will not be required to be covered by the insurance described in this subparagraph. Each of the Seller, WFS and the Master Servicer shall at all times comply with all of the provisions of such insurance policies and the LDI Policy applicable to such Financed Vehicle.

                 (xiv) Acquisition of Contract. Such Contract was either acquired by WFS (or its predecessor in interest) from a Dealer with which it ordinarily does business or originated directly by WFS in the ordinary course of its business, and no adverse selection procedures have been utilized in selecting such Contract from all other similar contracts purchased by the Seller.

                  (xv) Scheduled Payments. As of the Cut-Off Date, scheduled payments under such Contract are applied in accordance with the Rule of 78's method or the





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
         simple interest method and are due monthly in level payments through its Maturity Date sufficient to fully amortize the principal balance of such Contract by its Maturity Date, assuming timely payment by Obligors on Simple Interest Contracts, except that the payment in the first or last month in the life of the Contract may be minimally different from the level payment.

                 (xvi) One Original. There is only one original of such Contract and such original, together with all other Contract Documents, is being held by the Master Servicer pursuant to Section
         3.04. Each original Contract has been segregated and marked to show the Issuer as owner thereof, unless the Insurer has waived the requirement for such segregation and marking by notice in writing to the Owner Trustee, the Indenture Trustee and the Master Servicer.

                (xvii) Characteristics. At the Cut-Off Date such Contract had (i) an Outstanding Principal Balance of not less than $1,000.00 nor more than $__________, (ii) an original term not less than __ months nor greater than __ months, (iii) a remaining maturity of not less than __ months nor greater than __ months, (iv) a Contract Rate at least equal to the Pass-Through Rate plus the sum of the Servicing Fee Percent and the Retained Yield Percent and (v) an APR of not less than ____%.

               (xviii)    Identification.  The Master Servicer and WFS have
         clearly marked their electronic records to indicate that such Contract is owned by the Issuer.

                 (xix) Maturity. At the Cut-Off Date such Contract did not have a Maturity Date later than the 90th day prior to the end of the Due Period immediately preceding the Certificate Final Distribution Date.

                  (xx) Scheduled Balance. At the Cut-Off Date the initial Scheduled Balance of such Contract was not greater than the purchase price of the related vehicle.

                 (xxi) Location of Contract Files. The Contract Files are kept at one or more of the locations listed in Schedule B hereto.

                (xxii) Finance Charge. Such Contract provides for the payment of a finance charge calculated at its APR based on the Rule of 78's or the simple interest method and such APR shall be equal to or greater than ____% for Rule of 78's Contracts and equal to or greater than ____% for Simple Interest Contracts.

               (xxiii)    Bank Originations.  The aggregate Scheduled Balance
         as of the Cut-Off Date of Contracts purchased or originated by the Bank is not more than approximately 1.00% of the aggregate Scheduled Balance of all Contracts as of such date.

                (xxiv) Simple Interest Contracts. As of the Cut-Off Date, approximately ____% of the aggregate Scheduled Balances of the Contracts shall be Simple Interest Contracts and approximately ____% of the aggregate Scheduled Balances of the Contracts shall be Rule of 78's Contracts.

                 (xxv) New or Used Vehicles. Approximately ___% of the Contracts by Cut-Off Date Aggregate Scheduled Balance shall be new vehicles and approximately ___% shall be used vehicles.

                (xxvi) States of Origination. Except as otherwise provided in the immediately succeeding sentence, all Simple Interest Contracts were originated by new and used motor vehicle dealers located in [California, Texas, Arizona, Nevada, Oregon, Washington, Colorado, Missouri, Florida, New Mexico, Illinois, Idaho, North Carolina, Utah, Tennessee, Oklahoma, Kansas, Indiana, Wisconsin, Hawaii, Virginia, Ohio, New Jersey, South Carolina and Pennsylvania]. Not more than ____% of the Contracts by Cut-Off Date Aggregate Scheduled Balance were originated by WFS or the Bank in California, not more than ____% of the Contracts by Cut-Off Date Aggregate Scheduled Balance were originated by WFS or the Bank in ________ and not more than ____% of the Contracts by Cut-Off Date Aggregate Scheduled Balance were originated in a state other than California or Texas. All Contracts originated in Arizona, Colorado, Florida, Georgia, Hawaii, Idaho, Kansas, New Jersey, North Carolina, Oregon, Pennsylvania, South Carolina, Tennessee, Utah, Virginia or Washington are Simple Interest Contracts.

               (xxvii)    No Government Entity Obligors.  Each Contract shall
         have an Obligor that is not a local, state or federal governmental entity.

         Section 3.02.  Purchase of Certain Contracts.

         The representations and warranties of the Seller set forth in Section
3.01 shall survive delivery of the Contract Documents to the Owner Trustee and shall continue until the termination of this Agreement. Upon discovery by the Seller, the Master Servicer or the Owner Trustee, as the case may be, that any of such representations and warranties was incorrect as of the time made or that any of the Contract Documents relating to any such Contract has not been properly executed by the Obligor or contains a material defect or has not been received by the Owner Trustee, such Person making such discovery shall give prompt notice to the other such Persons. If any such defect, incorrectness or omission materially and adversely affects the interest of the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee, the Issuer or the Insurer, the Seller shall, within 90 days after discovery thereof or receipt of notice thereof, cure the defect or eliminate or otherwise cure the circumstances or condition in respect of which such representation or warranty was incorrect as of the time made. If the Seller is unable to do so, it shall purchase such Contract on the Master Servicer Report Date next succeeding the end of such 90-day period from the Issuer for an amount equal to the related Repurchase Amount in the manner set forth in Section 5.04. Upon any such purchase, the Owner Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller any Contract purchased hereunder. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to
Section 3.01 shall be to require the Seller to enforce the Master Servicer's obligation to repurchase Contracts pursuant to Section 4.07; provided, however, that the Seller shall indemnify the Owner Trustee, the Indenture Trustee, the Insurer, the Issuer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach.

         Section 3.03.  Custody of Contract Files.  Subject to Sections 3.07,
7.04 and 8.01, the Owner Trustee hereby irrevocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act as the agent of the Owner Trustee as custodian of the Contract Documents and any and all other documents that the Master Servicer shall keep on file, in accordance with its customary procedures, relating to a Contract, Obligor or Financed Vehicle, which are hereby constructively delivered to the Owner Trustee with respect to each Contract:

                   (i)    the original of the Contract;

                  (ii) documents evidencing the existence of physical damage insurance covering the Financed Vehicles;

                 (iii) the original credit application fully executed by the Obligor; and

                  (iv) the original certificate of title or such documents that the Master Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Master Servicer in the Financed Vehicle.

         The Master Servicer shall maintain the Contract Documents held by it (by itself or through one or more Subservicers) in a file area physically separate from the other installment sales contracts and installment loans owned or serviced by it or any of its Affiliates, which area shall be clearly marked to indicate the Trust as the owner of, and the security interest of the Indenture Trustee and the Insurer in, the Contract Documents and shall mark the Contracts in the same manner; except that if the Indenture Trustee and the Insurer have waived the requirement for such segregation and marking by notice in writing to the Owner Trustee, the Indenture Trustee and the Master Servicer, such file area may contain contract documents for other motor vehicle retail installment sales contracts and installment loans owned or serviced by the Master Servicer.

         The Master Servicer shall cause the electronic record of the Contracts maintained by it to be clearly marked to indicate that the Contracts have been sold to the Trust and shall not in any way assert or claim an ownership interest in the Contracts. It is intended by the Master Servicer's and the Seller's agreement pursuant to this Section that the Owner Trustee shall be deemed to have possession of the Contract Documents for purposes of Section 9-305 of the UCC of the state in which the Contract Documents are located.

         Section 3.04.  Duties of Master Servicer as Custodian.

         (a) Safekeeping. The Master Servicer shall hold the Contract Files on behalf of the Owner Trustee, the Indenture Trustee and the Insurer for the use and benefit of all present and future Securityholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Contract File as shall enable the Issuer to comply with this Agreement.
In performing its duties as custodian the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to the files relating to all comparable automobile contracts that the Master Servicer owns or services for itself or others. The Master Servicer shall conduct, or cause to be conducted, periodic physical inspections of the Contract Files held by it under this Agreement and of the related accounts, records and computer systems, and shall maintain them in such a manner as shall enable the Owner Trustee, the Indenture Trustee and the Insurer to verify the accuracy of the Master Servicer's record keeping.
The Master Servicer shall promptly report to the Owner Trustee, the Indenture Trustee and the Insurer any failure on its part to hold the Contract Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.

         (b) Maintenance of and Access to Records. The Master Servicer shall maintain each Contract File at one of its offices specified in Schedule B hereto or at such other location as shall be specified to the Owner Trustee, the Indenture Trustee and the Insurer by 30 days' prior written notice. The Master Servicer shall permit the Owner Trustee, the Indenture Trustee and the Insurer or their respective duly authorized representatives, attorneys or auditors to inspect the Contract Files and the related accounts, records and computer systems maintained by the Master Servicer at such times as such Persons may request.

         (c) Release of Documents. Upon instruction from the Indenture Trustee (a copy of which shall be furnished to the Owner Trustee and the Insurer), the Master Servicer shall release any Contract File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

         (d) Monthly Reports. On the tenth Business Day of each month, other than a month in which a Distribution Date occurs, commencing with the month next succeeding the month of the Closing Date, the Master Servicer shall mail to the Indenture Trustee and the Owner Trustee, by first class mail, a certificate of a Servicing Officer stating (i) the Contract Number and outstanding principal balance of each Contract that has become a Liquidated Contract since the Business Day next preceding the date of the last certificate delivered pursuant to this subsection (or since the Closing Date in the case of the first such certificate); (ii) that all proceeds received in respect of such Contract have been deposited in or credited to the Collection Account or Holding Account as required by Section 5.02; (iii) that, if such Contract has been the subject of a Full Prepayment pursuant to clause (i) of the definition of the term "Full Prepayment" or is a Liquidated Contract pursuant to clause (iii) of the definition of the term "Liquidated Contract," all proceeds received in respect thereof have been deposited in or credited to the Collection Account or Holding Account in accordance with
Section 5.02; (iv) that, if such Contract has been the subject of a Full Prepayment pursuant to clause (ii) of the definition of the term "Full Prepayment," the correct Repurchase Amount has been deposited in or credited to the Collection Account in accordance with Section 4.07 or 5.04; (v) that, if such Contract is a Liquidated Contract pursuant to clause (ii) of the definition of the term "Liquidated Contract," there have been deposited in or credited to the Collection Account or Holding Account the related Net Liquidation Proceeds in accordance with Section 5.02; (vi) the current Aggregate Scheduled Balance; (vii) the total dollar amount of charged-off Contracts; (viii) the total dollar amount of delinquent Contracts; (ix) the total dollar amount of all Contracts in respect of which the related Financed Vehicles have been repossessed but have not been liquidated; (x) the current Charge-off Percentage; and (xi) the current Delinquency Percentage. The information called for in clauses (vi) through (xi) above shall be presented as of the Business Day next preceding the date of the last certificate so delivered.

         (e) Title Documents. The Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee and the Insurer (i) within 120 days of the Closing Date, a schedule of Title Documents for Financed Vehicles which, as of the Closing Date did not show the Master Servicer as first lienholder and (ii) within 180 days of the Closing Date, a schedule of Title Documents for Financed Vehicles which as of the date prior to such delivery do not show the Master Servicer as first lienholder and as to which the Seller is obligated to repurchase pursuant to the provisions hereof.

         Section 3.05. Instructions; Authority to Act. The Master Servicer shall be deemed to have received proper instructions (a copy of which shall be furnished to the Owner Trustee and the Insurer) with respect to the Contract Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

         Section 3.06. Indemnification. Subject to Section 8.02, the Master Servicer shall indemnify the Trust, the Owner Trustee, the Indenture Trustee, the Insurer and the Securityholders for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever (including the reasonable fees and expenses of counsel) that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee, the Indenture Trustee, the Insurer, the Noteholders or the Certificateholders as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer of the Contract Files, or the failure of the Master Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement; provided, however, that the Master Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee and the Master Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee. The Master Servicer shall also indemnify and hold harmless the Trust, the Trust Estate and the Securityholders against any taxes that may be asserted at any time against any of them with respect to the Contracts, including any sales, gross receipts, general corporation, personal property, privilege or license taxes (but exclusive of federal or other income taxes arising out of payments on the Contracts) and the costs and expenses in defending against such taxes. The Master Servicer shall immediately notify the Owner Trustee and the Indenture Trustee if a claim is made by a third party with respect to the Contracts, shall assume, with the consent of the Owner Trustee and the Indenture Trustee, the defense of any such claim, pay all expenses in connection therewith, including counsel fees, and shall promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Trust.

         Section 3.07. Effective Period and Termination. The Master Servicer's appointment as custodian shall become effective as of the Cut-Off Date and shall continue in full force and effect until terminated under to this Section or until the Certificate Final Distribution Date. If the Master Servicer shall resign in accordance with the provisions of this Agreement or if all of the rights and obligations of the Master Servicer shall have been terminated pursuant to Section 8.01, the appointment of the Master Servicer as custodian shall be terminated by the Indenture Trustee, by the Holders of Notes evidencing not less than 51% of the Outstanding Amount of the Notes, by the Owner Trustee, by Certificateholders evidencing not less than 51% of the Certificate Balance, or by the Insurer, in the same manner as the Indenture Trustee, the Owner Trustee, the Insurer or such Holders may terminate the rights and obligations of the Master Servicer pursuant to Section 8.01. As soon as practicable after any termination of such appointment, the Master Servicer shall, at its own expense, deliver the Contract Files to the Owner Trustee or its agent at such place or places as the Owner Trustee may reasonably designate and shall cooperate in good faith to effect such delivery.

         Section 3.08.  Nonpetition Covenant.

         (a) Neither the Seller nor the Master Servicer shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

         (b) The Master Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         Section 3.09. Collecting Title Documents Not Delivered at the Closing Date. In the case of any Contract in respect of which written evidence from the Dealer selling or transferring the related Financed Vehicle that the Title Document for such Financed Vehicle showing the Master Servicer as first lienholder has been applied for from the Registrar of Titles was delivered to the Owner Trustee on the Closing Date in lieu of a Title Document, the Master Servicer shall use its best efforts to collect such Title Document from the Registrar of Titles as promptly as possible. If such Title Document showing the Master Servicer as first lienholder is not received by the Master Servicer or the related Subservicer within 180 days after the Closing Date, then the representation and warranty in Section 3.01(b)(iii) in respect of such Contract shall be deemed to have been incorrect in a manner that materially and adversely affects the Certificateholders.





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
                                  ARTICLE FOUR

                   ADMINISTRATION AND SERVICING OF CONTRACTS

         Section 4.01. Duties of Master Servicer. The Master Servicer, acting alone and/or through one or more Subservicers as provided in this Section, shall, as agent for the Indenture Trustee, the Owner Trustee and the Insurer, manage, service, administer and make collections on the Contracts. The Master Servicer agrees that its servicing of the Contracts shall be carried out in accordance with customary and usual procedures of financial institutions which service motor vehicle retail installment sales contracts and installment loans and, to the extent more exacting, the procedures used by the Master Servicer in respect of such contracts serviced by it for its own account. In accordance with the foregoing, the Master Servicer may, whenever an Obligor has become delinquent or the Master Servicer believes an Obligor may become delinquent, in order to preserve the ultimate collectability of amounts due on a Contract, modify the payment schedule on any Contract by reducing the APR on such Contract without the consent of the Insurer or any Rating Agency; provided, however, that the new APR shall not be less than the sum of (i) the Pass-Through Rate, (ii) the Servicing Fee Percent and (iii) the Retained Yield Percent. In addition, in order to preserve the Trust Estate, the Master Servicer may, without the consent of any Rating Agency or the Insurer, reduce the principal amount of a Contract (i.e., write-down a portion of the principal amount due on such Contract and, accordingly, lower the Monthly P&I on such Contract) to the extent funds are available in the Spread Account to cover such reduction; provided however, the total amount of such modifications pursuant to the immediately preceding sentence and this sentence and reductions (i) may not affect more than 1% of the Original Pool Balance through the Certificate Final Distribution Date and (ii) during each three-month period between Distribution Dates (or in the case of the first Distribution Date, from the Cut-Off Date to such Distribution Date) shall not affect Contracts having an aggregate Scheduled Balance greater than 10/100 of one percent of the Pool Balance at the beginning of such period. Any such modifications or reductions exceeding such limits may be made only with the consent of the Insurer and each Rating Agency. The Master Servicer may also extend the Maturity Date on a Contract in accordance with Section 4.02. The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Contracts, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Indenture Trustee, the Owner Trustee and the Insurer with respect to distributions and filing applicable U.S. tax returns for the Trust on an annual basis, based on a tax year for the Trust that is the calendar year. The Master Servicer shall have, subject to the terms hereof, full power and authority, acting alone, and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable; provided, however, that the Master Servicer shall commence repossession efforts in respect of any Financed Vehicle respecting which the related Contract is four or more months delinquent. Without limiting the generality of the foregoing, but subject to the provisions of this Agreement, the Master Servicer is authorized and empowered by the Indenture Trustee and the Owner Trustee to execute and deliver, on behalf of itself, the Trust, the Insurer, the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee or any of them,





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
any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or to the Financed Vehicles. The Owner Trustee shall furnish the Master Servicer all documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

         On the Closing Date, the Master Servicer shall deliver to the Insurer, the Indenture Trustee and the Owner Trustee a list of Servicing Officers involved in, or responsible for, the administration and servicing of the Contracts, which list shall from time to time be updated by the Master Servicer on request of the Owner Trustee, the Indenture Trustee or the Insurer.

         The Master Servicer may enter into Subservicing Agreements with one or more Subservicers approved by the Insurer for the servicing and administration of certain of the Contracts (including holding the related Contract Files as custodian). The Master Servicer shall notify each Rating Agency promptly if a Subservicer is hired. References herein to actions taken or to be taken by the Master Servicer in servicing the Contracts include actions taken or to be taken by a Subservicer on behalf of the Master Servicer and the Insurer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer and the Insurer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or different forms of Subservicing Agreements and the form attached as Exhibit E hereto is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of Noteholders, Certificateholders or the Insurer hereunder.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the related Subservicer, the Master Servicer shall either act directly as servicer of the related Contract or enter into a Subservicing Agreement with a successor Subservicer approved by the Insurer which will be bound by the terms of the related Subservicing Agreement.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through such Persons or otherwise, the Master Servicer shall remain obligated and liable to the Indenture Trustee, the Owner Trustee and the Securityholders for the servicing and administering of the Contracts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Contracts. The Master Servicer shall be entitled to enter into





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
an agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any Subservicing Agreement that may be entered into and any other transactions or servicing arrangements relating to the Contracts involving a Subservicer or other Affiliate of the Master Servicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer or such other Affiliate, as the case may be, and the Master Servicer alone, and none of the Indenture Trustee, the Owner Trustee, the Noteholders nor the Certificateholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in the immediately succeeding paragraph; provided that the Insurer may rely upon the representations and warranties of the Subservicer contained therein.

         In the event the Master Servicer shall for any reason no longer be a servicer (including, but not limited to, by reason of an Event of Default), the Indenture Trustee or its designee may, at the sole discretion of the Indenture Trustee, thereupon assume all of the rights and obligations of such Master Servicer under each Subservicing Agreement selected by the Indenture Trustee in its sole discretion. In such event, the Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement. The Master Servicer shall, upon request of the Indenture Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each such Subservicing Agreement and the Contracts then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

         On the Closing Date, the Master Servicer shall deposit in the Collection Account (i) all installments of Monthly P&I due on or after the Cut-Off Date and received by the Master Servicer at least two Business Days prior to the Closing Date; (ii) the proceeds of each Prepayment (excluding any portion allocable to principal and interest due before the Cut-Off Date) of any such Contract received by the Master Servicer after the Cut-Off Date but no later than two Business Days prior to the Closing Date; and (iii) all Net Liquidation Proceeds and Net Insurance Proceeds realized in respect of a Financed Vehicle at least two Business Days prior to the Closing Date.

         Subject to Section 5.02 respecting deposits in the Holding Account, the Master Servicer shall deposit in or credit to the Collection Account within two Business Days of receipt all collections of Monthly P&I due after the Cut-Off Date received by it on or in respect of the Contracts together with the proceeds of all Prepayments and any accompanying interest; provided, however, that, to the extent any such installment of Monthly P&I or any such Prepayment proceeds are received in respect of a Contract as to which there is an outstanding and unreimbursed Advance or Advances, such installment or proceeds shall, to the extent of any such unreimbursed Advance or Advances, be retained by the Master Servicer in reimbursement of itself. The Master Servicer shall likewise deposit in the Collection Account within two Business Days of receipt all Net Liquidation Proceeds and Net Insurance Proceeds after deducting therefrom the amount of any outstanding and unreimbursed Advances made by it in respect of such Contract. The foregoing notwithstanding, the Master Servicer may, in the event it determines that it has made a Nonrecoverable Advance or Advances, reimburse itself from unrelated installments of Monthly P&I or Prepayment proceeds to the extent it shall, concurrently with the withholding of any such installment or proceeds from deposit in or credit to the Collection Account as required above, furnish to the Indenture Trustee, the Owner Trustee and the Insurer a certificate of a Servicing Officer setting forth the basis for the Master Servicer's determination, the amount of and Contract with respect to which such Nonrecoverable Advance was made and the installment or installments or other proceeds respecting which reimbursement has been taken. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood that collections in the nature of late payment charges or extension fees or collections allocable to payments to be made by the Master Servicer on behalf of Obligors for payment of insurance premiums or similar items need not be deposited in the Collection Account and may be retained by the Master Servicer as additional servicing compensation or for application on behalf of Obligors, as the case may be.

         Amounts otherwise required to be deposited in the Collection Account pursuant to the immediately preceding paragraph shall instead be deposited by the Master Servicer in the Holding Account to the extent such amounts are payments of Monthly P&I due in one or more months subsequent to the end of the Due Period during which such payments are received.

         With respect to payments of Monthly P&I made by Obligors to the Master Servicer's lock box, the Master Servicer shall direct the Person maintaining the lock box to deposit the amount collected on or in respect of the Contracts to the Collection Account.

         In those cases where a Subservicer is servicing a Contract pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer to remit to the Master Servicer for deposit in the Collection Account, on a daily basis, within two Business Days after receipt by the Subservicer, all proceeds of Contracts and all Net Liquidation Proceeds and Net Insurance Proceeds received by the Subservicer.

         In order to facilitate the servicing of the Contracts by the Master Servicer, the Master Servicer shall retain, subject to and only to the extent permitted by the provisions of this Agreement, all collections on or in respect of the Contracts prior to the time they are remitted or credited, in accordance with such provisions, to the Collection Account or the Holding Account, as the case may be. The Master Servicer acknowledges that the unremitted collections on the Contracts are part of the Trust Estate and the Master Servicer agrees to act as custodian and bailee of the Indenture Trustee, the Owner Trustee and the Insurer in holding such monies and collections. The Master Servicer agrees, for the benefit of the Indenture Trustee, the Owner Trustee, the Securityholders and the Insurer, to act as such custodian and bailee, and to hold and deal with such monies and such collections, as custodian and bailee





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
for the Indenture Trustee, the Owner Trustee and the Insurer, in accordance with the provisions of this Agreement.

         The Master Servicer shall retain all data (including, without limitation, computerized records) relating directly to or maintained in connection with the servicing of the Contracts at the address of the Master Servicer set forth as Schedule B to this Agreement, at the office of any Subservicer or, upon 15 days' notice to the Insurer, the Indenture Trustee and the Owner Trustee, at such other place where the servicing offices of the Master Servicer are located, and shall give the Indenture Trustee, the Owner Trustee and the Insurer access to all data at all reasonable times. While a Servicer Default shall be continuing, the Master Servicer shall, on demand of the Indenture Trustee, the Owner Trustee or the Insurer, deliver or cause to be delivered to the Indenture Trustee, the Owner Trustee or the Insurer, as the case may be, all data (including, without limitation, computerized records and, to the extent transferable, related operating software) necessary for the servicing of the Contracts and all monies collected by it and required to be deposited in or credited to the Collection Account or the Holding Account, as the case may be.

         Section 4.02. Collection of Contract Payments. The Master Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due and shall use its best efforts to cause each Obligor to make all payments in respect of his or her Contract to the Master Servicer. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charges in connection with delinquent payments on a Contract or prepayment charges and
(ii) in order to work out a default or an impending default due to the financial condition of the Obligor, modify the payment schedule of a delinquent Contract (subject to the next sentence) or extend the Maturity Date of a delinquent Contract by up to 90 days in the aggregate past the originally scheduled date of the last payment on such Contract; provided that in the case of any extension granted pursuant to clause (ii) the Master Servicer makes an Advance in respect of such extension and in no event can the last payment on such Contract be extended beyond the last day of the Due Period ending immediately prior to the Certificate Final Distribution Date. The Master Servicer shall not extend the Maturity Date of a Contract except as provided in clause (ii) of the preceding sentence and shall not modify any Contracts except in accordance with the criteria and limitations specified in Section 4.01.

         Section 4.03. Realization upon Defaulted Contracts. The Master Servicer shall use its best efforts, consistent with the servicing standard specified in Section 4.01, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Contract as to which no satisfactory arrangements can be made for collection of delinquent payments. Such servicing procedures may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. In connection with such repossession or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual for prudent holders of motor vehicle retail installment sales contracts and installment loans and as shall be in compliance with all applicable laws, and, in connection with the repossession of any Financed Vehicle or any Contract in default, may commence and prosecute any proceedings in respect of such Contract in its own name or, if the Master Servicer deems it





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
necessary, in the name of the Owner Trustee or on behalf of the Owner Trustee. The Master Servicer's obligations under this Section are subject to the provision that, in the case of damage to a Financed Vehicle from an uninsured cause, the Master Servicer shall not be required to expend its own funds in repairing such Financed Vehicle unless it shall determine (i) that such restoration will increase the proceeds of liquidation of the related Contract, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by it either as Liquidation Expenses or as expenses recoverable under an applicable Insurance Policy. The Master Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a defaulted Contract; provided, however, that it shall be entitled to reimbursement of such costs and expenses to the extent they constitute Liquidation Expenses or expenses recoverable under an applicable Insurance Policy. All Net Liquidation Proceeds and Net Insurance Proceeds shall be deposited directly in or credited to the Collection Account (without deposit in any intervening account) to the extent required by Section 5.02.

         Section 4.04. Insurance. The Master Servicer shall cause the LDI Policy to be maintained in respect of each Financed Vehicle; provided, however, that the Master Servicer shall not be required to maintain such insurance in respect of any Financed Vehicle as to which the related Contract has an unpaid principal balance of less than $4,000.

         Section 4.05. Maintenance of Security Interests in Financed Vehicles. The Master Servicer shall take such steps as are necessary to maintain continuous perfection and priority of the security interest created by each Contract in the related Financed Vehicle, including but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements, continuation statements or other instruments as are necessary to maintain the security interest granted by Obligors under the respective Contracts. The Owner Trustee and the Indenture Trustee each hereby authorizes the Master Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason.

         Section 4.06. Covenants, Representations and Warranties of Master Servicer. The Master Servicer hereby makes the following covenants, representations and warranties on which (i) the Issuer is deemed to have relied in acquiring the Contracts and (ii) the Insurer is deemed to have relied in issuing the Policies. Such covenants, representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a)     The Master Servicer covenants as to the Contracts:

                   (i) Lien in Force. The Financed Vehicle securing each Contract shall not be released from the lien granted by the Contract in whole or in part, except as contemplated herein.





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
                  (ii) Impairment. The Master Servicer shall not impair the rights of the Noteholders and Certificateholders in the Contracts.

                 (iii) Amendments. The Master Servicer shall not amend the terms of any Contract, except that extensions or modifications may be granted in accordance with Section 4.02.

                  (iv) Transfers. The Master Servicer may consent to the sale or transfer by an Obligor of any Financed Vehicle if the original Obligor under the related Contract remains liable under such Contract and the transferee assumes all of the Obligor's obligations thereunder.

         (b)     The Master Servicer represents, warrants, and covenants:

                   (i)    Organization and Good Standing.  The Master Servicer
         (A) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, (B) has qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, and
         (C) has full power, authority and legal right to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement

                  (ii) Power and Authority. The execution and delivery by the Master Servicer of this Agreement are within the corporate power of the Master Servicer and have been duly authorized by all necessary corporate action on the part of the Master Servicer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Master Servicer or its properties or the articles of incorporation or bylaws of the Master Servicer, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Master Servicer is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                 (iii) Governmental Consents. The Master Servicer is not required to obtain the consent of any other party or consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except (in each case) such as have been obtained and are in full force and effect.

                  (iv) Binding Obligation. This Agreement has been duly executed and delivered by the Master Servicer and, assuming the due authorization, execution and delivery thereof by the Owner Trustee and the Indenture Trustee, constitutes a legal,





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
         valid and binding instrument enforceable against the Master Servicer in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally).

                   (v) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Master Servicer, threatened against or affecting the Master Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement, or which will, if determined adversely to the Master Servicer, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect the Master Servicer's ability to perform its obligations hereunder. The Master Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

                  (vi) Other Consents. The Master Servicer has obtained or made all necessary consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental persons, in each case in connection with the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement.

         Section 4.07. Repurchase of Contracts upon Breach of Covenant. The Master Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee and the Insurer promptly, in writing, upon the discovery of any breach pursuant to Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured within 30 days following such discovery, the Master Servicer shall purchase any Contract materially and adversely affected by such breach. In consideration of the purchase of such Contract, the Master Servicer shall remit the Repurchase Amount in the manner specified in Section 5.04. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders with respect to a breach pursuant to
Section 4.02, 4.05 or 4.06 shall be to require the Master Servicer to purchase Contracts pursuant to this Section; provided, however, that the Master Servicer shall indemnify the Owner Trustee, the Indenture Trustee, the Insurer, the Issuer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Contract pursuant to this Section.

         Section 4.08. Servicing Compensation. As compensation for the performance of its obligations under this Agreement and subject to the terms of this Section, the Master Servicer shall be entitled to receive on each Distribution Date the Servicing Fee in respect of each Contract that was Outstanding at the beginning of the Due Period ending immediately prior to such Distribution Date, to the extent the related payment of Monthly P&I has been collected or advanced pursuant to Section 5.04. As servicing compensation in addition to the Servicing Fee, the Master Servicer shall be entitled (i) to retain all late payment charges, extension fees and similar items paid in respect of Contracts, and (ii) to receive, in respect of each Rule of

78's Contract that is prepaid in full prior to its Maturity Date, the amount by which the outstanding principal balance of such Contract exceeds the Scheduled Balance of such Contract at the time of such prepayment; provided, however, that the Master Servicer agrees that each amount payable to it pursuant to clause (ii) above shall be deposited in the Spread Account and applied in accordance with Article Five and the Insurance Agreement. The Master Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement of such expenses except to the extent provided in Section 4.03.

         Section 4.09.  Reporting by the Master Servicer.

         (a) On each Master Servicer Report Date, the Master Servicer shall transmit to the Owner Trustee, the Indenture Trustee, each Rating Agency and the Insurer a statement, substantially in the form of Exhibit F hereto (the "Distribution Date Statement"), setting forth with respect to the next succeeding Distribution Date:

                   (i)    the Certificate Interest Distributable Amount and the
         Note Interest Distributable Amount for such Distribution Date;

                  (ii) the Certificate Principal Distributable Amount and the Note Principal Distributable Amount for such Distribution Date and the portion thereof constituting the Accelerated Principal Distributable Amount;

                 (iii) the Net Collections, the Note Percentage and the Certificate Percentage for such Distribution Date;

                  (iv) the amount otherwise distributable to each Class of Noteholders and the Certificateholders that will be distributed to a different Class of Noteholders on such Distribution Date;

                   (v) the amount to be on deposit in the Spread Account on such Distribution Date, before and after giving effect to deposits thereto and withdrawals therefrom to be made in respect of such Distribution Date;

                  (vi)    the Servicing Fee with respect to the related Due
         Period;

                 (vii) the amount of any Note Interest Carryover Shortfall, Note Principal Carryover Shortfall, Certificate Interest Carryover Shortfall and Certificate Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                (viii) the aggregate amount of Monthly P&I which was due on the Contracts during the related Due Period and was delinquent as of the end of the related Due Period (any such payment of Monthly P&I being presumed to be delinquent to the extent that it was not deposited in or credited to the Collection Account during such Due Period);





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
                  (ix) the amount set forth in clause (viii) above which is being advanced concurrently with such Distribution Date Statement by the Master Servicer pursuant to Section 5.04, the amount of any such Advance being deposited in or credited to the Collection Account on such Master Servicer Report Date;

                   (x) the aggregate amount of any Nonrecoverable Advances deducted by the Master Servicer from amounts otherwise required to be deposited by the Master Servicer in the Collection Account during the related Due Period;

                  (xi) the aggregate amount of Retained Yield for the related Due Period;

                 (xii) the Aggregate Net Liquidation Losses for the related Due Period;

                (xiii) the Delinquency Percentage and the Charge-Off Percentage for the most recent Calculation Day;

                 (xiv) the amount of Contracts which have had their APR or principal amount modified pursuant to Section 4.01 and the percentage that amount constitutes of the Original Principal Balance on a cumulative basis; in addition the aggregate Scheduled Balance of Contracts so modified as a percentage of the Pool Balance for the most recent Distribution Date;

                  (xv) the Certificate Deficiency Claim Amount, if any, for such Distribution Date;

                 (xvi) the Certificate Policy Claim Amount, if any, for such Distribution Date;

                (xvii) the Note Deficiency Claim Amount, if any, for such Distribution Date, separately setting forth the amount thereof payable in respect of each Class of Notes;

               (xviii)    the Note Policy Claim Amount, if any, for such
         Distribution Date, separately setting forth the amount thereof payable in respect of each Class of Notes; and

                 (xix) if the data becomes available, the principal amount of Contracts originated by WFS in respect of clauses (viii) and (xii) above.

Each such Distribution Date Statement shall be accompanied by an Officers' Certificate of the Master Servicer stating that the computations reflected in such statement were made in conformity with the requirements of this Agreement.

         (b) On each Master Servicer Report Date, the Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee, each Rating Agency and the Insurer a report, in respect of the immediately preceding Due Period, setting forth the following:





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
                   (i) the aggregate amount, if any, paid by or due from it for the purchase of Contracts which the Seller or the Master Servicer has become obligated to purchase pursuant to Section 3.02 or 4.07 or the Seller has elected to purchase pursuant to Section 9.01;

                  (ii) the net amount of funds which have been deposited in or credited to the Collection Account or the Holding Account in respect of such Due Period (including amounts, if any, collected during the immediately preceding Due Period and deposited in the Holding Account pursuant to Section 5.02) after giving effect to all permitted deductions therefrom pursuant to Section 5.02;

                 (iii) with respect to each Contract that became a Liquidated Contract during such Due Period, the following information:

                          (A)     its Contract Number;

                          (B) the effective date as of which such Contract became a Liquidated Contract;

                          (C) its Monthly P&I and Scheduled Balance as of the immediately preceding Distribution Date (or as of the Cut-Off Date in the case of the first Distribution Date); and

                          (D)     if less than 100% of the outstanding
                 principal balance of and accrued and unpaid interest was recovered on such Liquidated Contract, the amount of the Net Liquidation Proceeds or Net Insurance Proceeds;

                  (iv) with respect to each Contract which was the subject of a Partial Prepayment during such Due Period, the following information:

                          (A)     its Contract Number;

                          (B)     the date of such Partial Prepayment;

                          (C)     its new Maturity Date;

                          (D) the total amount received with respect to such Partial Prepayment; and

                          (E) its Scheduled Balance as of the prior Distribution Date (or as of the Cut-Off Date in the case of the first Distribution Date) and its Scheduled Balance for each Distribution Date having a Due Period prior to the Due Period of its Maturity Date, computed on the basis set forth under the definition of the term "Scheduled Balance";





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
                   (v) the Contract Numbers, Monthly P&I, Scheduled Balances and Maturity Dates of all Contracts which became Defaulted Contracts during such Due Period;

                  (vi) any other information relating to the Contracts reasonably requested by the Owner Trustee, the Indenture Trustee, each Rating Agency or the Insurer; and

                 (vii) the amount of Net Liquidation Proceeds and Net Insurance Proceeds which have been deposited in or credited to the Collection Account or the Holding Account in respect of the Due Period ending immediately prior to such Master Servicer Report Date and the cumulative amount of Net Liquidation Proceeds and Net Insurance Proceeds deposited in or credited to the Collection Account or the Holding Account during the preceding Due Periods.

         Section 4.10. Annual Statement as to Compliance. The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee, each Rating Agency and the Insurer, on or before 90 days after the end of each fiscal year of the Master Servicer, beginning with the fiscal year ended December 31, 1997, an Officers' Certificate of the Master Servicer stating that (i) a review of the activities of the Master Servicer during the preceding fiscal year (or since the Closing Date in the case of the first such Officers' Certificate) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year and that no default under this Agreement has occurred and is continuing, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Owner Trustee Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

         Section 4.11. Annual Independent Certified Public Accountants' Report. On or before 90 days after the end of the first fiscal year of the Master Servicer which ends more than three months after the Closing Date and each fiscal year thereafter, the Master Servicer at its expense shall cause a firm of nationally-recognized independent certified public accountants (who may also render other services to the Master Servicer) to furnish a report to the Indenture Trustee, the Owner Trustee, each Rating Agency and the Insurer to the effect that (i) they have audited the balance sheet of the Master Servicer as of the last day of said fiscal year and the related statements of operations, retained earnings and cash flows for such fiscal year and have issued an opinion thereon, specifying the date thereof, (ii) they have also audited certain documents and the records relating to the servicing of the Contracts and the distributions on the Notes and the Certificates hereunder, (iii) their audit as described under clauses (i) and (ii) above was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances, and (iv) their audits described under clauses
(i) and (ii) above disclosed no exceptions which, in their opinion, were material, relating to the servicing of such Contracts in accordance with this Agreement and the making





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
of distributions on the Notes and Certificates in accordance with this Agreement, or, if any such exceptions were disclosed thereby, setting forth such exceptions which, in their opinion, were material.

         Section 4.12. Access to Certain Documentation and Information Regarding Contracts. The Master Servicer shall provide to the Insurer, the Indenture Trustee and the Securityholders access to the Contract Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the designated offices of the Master Servicer and each related Subservicer, if any. Nothing in this Section shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.13. Fidelity Bond. The Master Servicer shall maintain a fidelity bond in such form and amount as is customary for banks acting as custodian of funds and documents in respect of mortgage loans or consumer contracts on behalf of institutional investors.

         Section 4.14.  Indemnification; Third Party Claims.  Subject to
Section 8.02, the Master Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee and the Securityholders harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any reasonable other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders may sustain because of the failure of the Master Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement. The Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by a third party with respect to the Contracts, assume, with the consent of the Indenture Trustee and the Owner Trustee, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders.





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
                                  ARTICLE FIVE

                         DISTRIBUTIONS; SPREAD ACCOUNT;
                         STATEMENTS TO SECURITYHOLDERS

         Section 5.01.  Establishment of Trust Accounts.

         (a) Prior to the Closing Date, the Master Servicer shall open, at a depository institution (which may be the Indenture Trustee, the Bank or the Master Servicer), the following accounts (the "Trust Accounts"):

                   (i) an account in the name of the Indenture Trustee (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

                  (ii) an account in the name of the Indenture Trustee (the "Holding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

                 (iii) an account in the name of the Indenture Trustee (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

                  (iv) an account in the name of the Indenture Trustee (the "Note Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders; and

                   (v) an account in the name of the Owner Trustee (the "Certificate Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         The Trust Accounts shall be Eligible Accounts and relate solely to the Securities and to the Contracts and Eligible Investments. The Master Servicer shall give the Indenture Trustee, the Owner Trustee and the Insurer at least five Business Days' written notice of any change in the location of any Trust Account and any related account identification information. All monies (exclusive of the Retained Yield) deposited in or credited to, from time to time, the Trust Accounts shall be part of the Trust Estate and all monies deposited in or credited to, from time to time, the Collection Account, the Spread Account, the Certificate Distribution Account and the Note Distribution Account shall be invested by the Indenture Trustee in Eligible Investments pursuant to Section 5.01(b). On the Business Day following each Distribution Date, all amounts, if any, on deposit in or credited to the Holding Account (excluding any installments of Monthly P&I that are due in one or more Due Periods ending subsequent to the Distribution Date immediately succeeding such Distribution Date) shall be transferred to the Collection Account.





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
         (b) All funds in the Collection Account, the Spread Account, the Note Distribution Account and the Certificate Distribution Account shall be invested by the Indenture Trustee in Eligible Investments and/or Proprietary Funds. Unless and until the RIC is no longer an Eligible Investment, all funds in such Trust Accounts, in each case that are available for investment in Eligible Investments or in Proprietary Funds, shall be invested in the RIC or in Proprietary Funds. If the RIC is no longer an Eligible Investment then, subject to the limitations set forth herein, the Master Servicer may direct the Indenture Trustee in writing to invest funds in the foregoing Trust Accounts in Eligible Investments or Proprietary Funds other than the RIC; provided that in the absence of such directions from the Master Servicer, the Insurer may so direct the Indenture Trustee. All such investments shall be in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. All income or other gain from investment of monies deposited in or credited to the Collection Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Collection Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Collection Account. All income or other gain from investment of monies deposited in or credited to the Spread Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Spread Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Spread Account. All income or other gain from investment of monies deposited in or credited to the Note Distribution Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Note Distribution Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Note Distribution Account. All income or other gain from investment of monies deposited in or credited to the Certificate Distribution Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Certificate Distribution Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Certificate Distribution Account. The maximum permissible maturities of any investments of funds in the Collection Account, the Spread Account, the Note Distribution Account and the Certificate Distribution Account on any date shall not be later than the fifth Business Day immediately preceding the Distribution Date next succeeding the date of such investment; provided, however, that such funds may be invested by the Indenture Trustee in Eligible Investments (other than the RIC) that mature on the Business Day before the Distribution Date or in Proprietary Funds for a period not to exceed one Business Day. No investment in Eligible Investments may be sold prior to its maturity and all investments in Proprietary Funds shall be for a period not to exceed one Business Day.

         (c)     Funds in the Holding Account shall not be invested.

         (d)     (i)      The Indenture Trustee shall possess all right, title
and interest in all funds on deposit from time to time in the Trust Accounts (exclusive of Retained Yield, if any) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts, other than the Certificate Distribution Account, shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as the case may be. The Certificate Distribution Account shall be in the name of the Owner Trustee for the benefit of the Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible





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
Account, the Indenture Trustee (or the Master Servicer on its behalf) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash and/or any investments to such new Trust Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                          (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Section 5.01(d)(i); and each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                          (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (i) of the definition of the term "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                          (C)     any Trust Account Property that is a
                 book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (ii) of the definition of the term "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                          (D) any Trust Account Property that is an "uncertificated security" under Article Eight of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (iii) of the definition of the term "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

                 (iii) The Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         Section 5.02.  Collections; Realization Upon Policies; Net Deposits.

         (a) Subject to Section 5.03 and subsections (d) and (e) hereof, the Master Servicer shall remit or credit all payments by the Obligors on the Contracts, all payments on behalf of





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
Obligors on the Contracts, and all Net Liquidation Proceeds and Net Insurance Proceeds to the Collection Account (within two Business Days as specified in Section 4.01); provided that the Master Servicer shall retain from collection of late payments and Net Liquidation Proceeds or Net Insurance Proceeds in respect of a Contract an amount equal to previously unreimbursed Advances in respect of such Contract made pursuant to Section 5.04. Amounts otherwise required to be deposited in or credited to the Collection Account pursuant to the immediately preceding sentence shall instead be deposited in or credited to the Holding Account to the extent that such amounts are installments of Monthly P&I which are due in a Due Period for a Distribution Date subsequent to the Distribution Date immediately succeeding the date of receipt.

         (b) Notwithstanding anything in this Agreement to the contrary, the Retained Yield will be collected by the Master Servicer and paid out on a monthly basis to the Seller without ever becoming part of the Trust's assets.

         (c) Not later than 12:00 p.m., New York City time, on the fifth Business Day prior to each Distribution Date, based on the information set forth in the related Distribution Date Statement to the extent that there are insufficient funds to make the distributions required to be made to each Class of Notes and the Certificates as described in Sections 5.05 and 5.06, the Master Servicer shall deliver to the Indenture Trustee, with a copy to the Insurer, the Owner Trustee and the Fiscal Agent, if any, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Certificate Deficiency Claim Amount or the Note Deficiency Claim Amount, if any, for such Distribution Date, separately identifying the amount of the applicable Deficiency Claim Amount payable in respect of each Class of Notes and the Certificates. Such Deficiency Notice shall direct the Indenture Trustee to remit such Deficiency Claim Amount (to the extent of funds then on deposit in the Spread Account) (i) with respect to any Certificate Deficiency Claim Amount, to the Owner Trustee for deposit in the Certificate Distribution Account and (ii) with respect to any Note Deficiency Claim Amount, to the Indenture Trustee for deposit in the Note Distribution Account.

         (d) Not later than 12:00 p.m., New York City time, on the fourth Business Day prior to each Distribution Date, (i) the Owner Trustee shall make a claim under the Certificate Policy for any Certificate Policy Claim Amount for such Distribution Date and/or (ii) the Indenture Trustee shall make a claim under the Note Policy for any Note Policy Claim Amount for such Distribution Date, in each case by delivering to the Insurer and the Fiscal Agent, if any, with a copy to the Master Servicer, by hand delivery, telex or facsimile transmission, a claim for the related Certificate Policy Claim Amount or Note Policy Claim Amount, as the case may be. In making any such claim, the Owner Trustee or the Indenture Trustee, as the case may be, shall comply with all the terms and conditions of the related Policy. The notice of such claim shall direct the Insurer to remit such Certificate Policy Claim Amount or Note Policy Claim Amount, as the case may be, to the Owner Trustee or the Indenture Trustee for deposit in the Certificate Distribution Account or the Note Distribution Account, as the case may be.





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
         (e) So long as the Master Servicer is WFS, the Master Servicer shall have the right, on a basis not more frequently than once per month (although deposits shall be made into the Collection Account within two Business Days pursuant to Section 4.01), to deduct from amounts received that are otherwise required to be deposited in or credited to the Collection Account and, to the extent such amounts are insufficient, to require that the Indenture Trustee withdraw and deliver to it from the Collection Account, amounts due to be paid hereunder to the Master Servicer or to the Seller after giving effect to application of the payment priorities specified in this Article for the month (or other applicable period), and to pay such amounts to itself as Master Servicer or to the Seller, as the case may be. Notwithstanding the foregoing, the Master Servicer shall maintain the records and accounts for such deposits and credits on a gross basis.

         Section 5.03. Application of Collections. As of each Record Date, all collections for the related Due Period shall be applied by the Master Servicer as follows: with respect to each Contract (including a Defaulted Contract), payments by or on behalf of an Obligor shall be applied first to late payment and extension fees, second to interest accrued on the Contract, third to principal due on the Contract and fourth to administrative charges, if any. Any excess shall be applied to prepay the principal balance of the Contract.

         Section 5.04.  Advances and Nonrecoverable Advances; Repurchase
Amounts.

         (a) If, as of the end of any Due Period, one or more payments of Monthly P&I due under any Contract (other than a Liquidated Contract) Outstanding at the end of such Due Period shall not have been received by the Master Servicer and deposited in or credited to the Collection Account pursuant to Section 5.02(a), the Master Servicer shall make, concurrently with the furnishing of the related Distribution Date Statement to the Indenture Trustee and the Owner Trustee, the Advance for such Due Period by depositing in or crediting to the Collection Account (i) with respect to a Rule of 78's Contract, the amount of delinquent Monthly P&I and (ii) with respect to a Simple Interest Contract, 30 days of interest on the Outstanding Principal Balance of such Contract at a rate equal to the sum of (A) the Pass-Through Rate and (B) the Servicing Fee Percent for each month that the related Monthly P&I is delinquent at the end of such Due Period. The Master Servicer shall account for such deposit or credit in accordance with Section 4.01. The foregoing notwithstanding, the Master Servicer shall not make an Advance in respect of a Contract if the Master Servicer shall have determined that any such Advance, if made, would constitute a Nonrecoverable Advance. Any such determination shall be evidenced by an Officers' Certificate furnished to the Indenture Trustee, the Owner Trustee and the Insurer setting forth the basis for such determination.

         (b) If the Master Servicer determines that it has made a Nonrecoverable Advance or Advances, the Master Servicer shall reimburse itself, without interest, from unrelated installments of Monthly P&I or Prepayment proceeds to the extent it shall, concurrently with the withholding of any such installment or proceeds from deposit in or credit to the Collection Account as required by Section 5.02, furnish to the Indenture Trustee, the Owner Trustee and the Insurer a certificate of a Servicing Officer setting forth the basis for the Master Servicer's determination, the amount of, and Contract with respect to which, such Nonrecoverable





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
Advance was made and the installment or installments or other proceeds respecting which reimbursement has been taken.

         (c) The Master Servicer or the Seller, as the case may be, shall remit or credit to the Collection Account the aggregate Repurchase Amount with respect to Repurchased Contracts on the Master Servicer Report Date next succeeding the last day of the related cure period specified in Section 3.02 or 4.07, as the case may be. In addition, the Master Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Repurchase Amount with respect to Repurchased Contracts and the Master Servicer shall deposit therein all amounts to be paid under Section 9.01.

         Section 5.05.  Distributions.

         (a) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Master Servicer Report Date pursuant to
Section 4.09) to make the following deposits and distributions for receipt by the Master Servicer or deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Net Collections for such Distribution Date, in the following order of priority:

                   (i) to the Master Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Due Periods;

                  (ii) to the Indenture Trustee and the Owner Trustee, any accrued and unpaid Trustees' fees, in each case to the extent such fees have not been previously paid by the Master Servicer;

                 (iii) to the Note Distribution Account, from Net Collections (after giving effect to the reduction in Net Collections described in clauses (i) and (ii) above), the Note Interest Distributable Amount;

                  (iv) to the Note Distribution Account, from Net Collections (after giving effect to the reduction in Net Collections described in clauses (i) through (iii) above), the Note Principal Distributable Amount to the holders of the Class A-1 Notes until the principal amount of the Class A-1 Notes has been reduced to zero, second to the holders of the Class A-2 Notes until the principal amount of the Class A-2 Notes has been reduced to zero, third to the holders of the Class A-3 Notes until the principal amount of the Class A-3 Notes has been reduced to zero, and fourth to the holders of the Class A-4 Notes until the principal amount of the Class A-4 Notes has been reduced to zero;

                   (v) to the Note Distribution Account, if such Distribution Date is a Note Final Distribution Date, the remaining principal amount of the related Class of Notes from Net Collections (after giving effect to the reduction in Net Collections described in clauses (i) through (iv) above);





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
                  (vi) to the Certificate Distribution Account, from Net Collections (after giving effect to the reduction in Net Collections described in clauses (i) through (v) above), the Certificate Interest Distributable Amount;

                 (vii) to the Certificate Distribution Account, from Net Collections (after giving effect to the reduction in Net Collections described in clauses (i) through (vi) above), the Certificate Principal Distributable Amount;

                (viii) to the Certificate Distribution Account, if such Distribution Date is the Certificate Final Distribution Date, from Net Collections (after giving effect to the reduction in Net Collections described in clauses (i) through (vii) above), the Certificate Balance, as such balance has been reduced by payments thereon in respect of such Distribution Date; and

                  (ix) to the Insurer, from Net Collections (after giving effect to the reduction in Net Collections described in clauses (i) through (viii) above), any Unreimbursed Insurer Amounts.

         (b) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Master Servicer Report Date pursuant to
Section 4.09), to distribute any excess amounts remaining from Net Collections after making the distributions described in Section 5.05(a) ("Excess Amounts") to the Spread Account. On any Distribution Date on which both (i) the Funded Amount (after giving effect to all deposits to, and withdrawals from, the Spread Account on such Distribution Date) equals or exceeds the Minimum Funded Amount and (ii) the sum of the Funded Amount and the Overcollateralization Amount equals or exceeds than the Specified Spread Account Balance, the Master Servicer shall instruct the Indenture Trustee to distribute an amount in cash equal to the lesser of (A) the amount by which the Funded Amount exceeds the Minimum Funded Amount and (B) the amount by which the sum of the Funded Amount and the Overcollateralization Amount exceeds the Specified Spread Account Balance, first, to the Insurer, to the extent of any Unreimbursed Insurer Amounts, second, to the Seller until the Seller has received an aggregate amount equal to the Spread Account Initial Deposit and third, to the Seller and the Company, in the proportions of 99% and 1%, respectively.

Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Balance is reduced to zero.

         (c)     To the extent that on any Distribution Date:

                   (i) the amount on deposit in the Note Distribution Account (after giving effect to any deposits thereto on such Distribution Date) is less than the Note Distributable Amount, Noteholders shall be entitled to receive distributions in respect of such deficiency first, from amounts on deposit in the Spread Account pursuant to a Deficiency Notice; second, if such amounts are insufficient, from amounts otherwise payable to Certificateholders in respect of the Certificate Distributable Amount and





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         third, if such amounts are still insufficient, from a claim made under the Note Policy for the Note Policy Claim Amount pursuant to Section 5.02(d); and

                  (ii) the amount on deposit in the Certificate Distribution Account (after giving effect to any deposits thereto on such Distribution Date) is less than the Certificate Distributable Amount, Certificateholders shall be entitled to receive distributions in respect of such deficiency, first, from amounts on deposit in the Spread Account, to the extent that such amounts remain available after giving effect to the immediately preceding paragraph, pursuant to a Deficiency Notice and second, if such amounts are insufficient, from a claim made under the Certificate Policy for the Certificate Policy Claim Amount pursuant to Section 5.02(d).

         Section 5.06.  Spread Account.

         (a) On or prior to the Closing Date, the Owner Trustee, on behalf of the Seller, shall deposit the Spread Account Initial Deposit into the Spread Account from the net proceeds of the sale of the Notes and the Certificates. The Spread Account will be held for the benefit of the Securityholders and the Insurer in order to effectuate the subordination of the rights of the Securityholders to the extent described above.





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         (b)     On each Calculation Day or Distribution Date on which both (i)
the Funded Amount (after giving effect to all deposits to, and withdrawals from, the Spread Account on such Distribution Date) equals or exceeds the Minimum Funded Amount and (ii) the sum of the Funded Amount and the Overcollateralization Amount equals or exceeds than the Specified Spread
Account Balance, the Master Servicer shall instruct the Indenture Trustee to distribute an amount in cash equal to the lesser of (A) the amount by which the Funded Amount exceeds the Minimum Funded Amount and (B) the amount by which the sum of the Funded Amount and the Overcollateralization Amount exceeds the Specified Spread Account Balance, first, to the Insurer, to the extent of any Unreimbursed Insurer Amounts, second, to the Seller until the Seller has received an amount equal to the Spread Account Initial Deposit and third, to the Seller and the Company in the proportions of 99% and 1%, respectively.
Upon any such distribution to the Insurer, the Seller or the Company, Securityholders will have no further rights in, or claims to, such amounts.

         (c) Amounts held in the Spread Account shall be invested in the manner specified in Section 5.01(b), and such investments shall be made in accordance with written instructions from the Master Servicer; provided that, if the Indenture Trustee does not receive any such written instructions prior to any date on which an investment decision must be made, the Indenture Trustee shall invest such amounts held in the Spread Account in Eligible Investments consisting of commercial paper given the highest rating by each Rating Agency at the time of such investment. All such investments shall be made in the name of the Indenture Trustee or its nominee and such investments shall not be sold or disposed of prior to their maturity.

         (d) Upon termination of the Trust pursuant to Section 9.01, any amounts on deposit in the Spread Account, after payments of amounts due to the Securityholders or the Insurer (if there exists any Unreimbursed Insurer Amounts), will be paid to the Seller.

         Section 5.07.  Statements to Securityholders.

         (a) On each Distribution Date, (i) the Indenture Trustee shall include with each distribution to each Noteholder of record as of the related Record Date, and (ii) the Owner Trustee shall include with each distribution to each Certificateholder of record as of the related Record Date, a statement, prepared by the Master Servicer, based on the information in the Distribution Date Statement furnished pursuant to Section 4.09, setting forth for such Distribution Date the following information as of the related Record Date or such Distribution Date, as the case may be:

                   (i) the amount of such distribution allocable to principal (stated separately for each Class of Notes and the Certificates);

                  (ii) the amount of such distribution allocable to interest (stated separately for each Class of Notes and the Certificates);

                 (iii) the Note Percentage and the Certificate Percentage as of the close of business on the last day of such Due Period;





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                  (iv)    the Aggregate Scheduled Balance as of the close of
         business on the last day of such Due Period;

                   (v) the amount of the Servicing Fee paid to the Master Servicer with respect to the related Due Period;

                  (vi) the amount of any Certificate Interest Carryover Shortfall, Certificate Principal Carryover Shortfall, Note Interest Carryover Shortfall and Note Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                 (vii) the Note Pool Factor for each Class of Notes and the Certificate Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above; and

                (viii) the amount on deposit in the Spread Account on such Distribution Date, after giving effect to distributions made on such Distribution Date, and the change in such balance from the immediately preceding Distribution Date.

Each amount set forth pursuant to subclauses (i), (ii), (iv) or (v) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance, as the case may be.

         (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Owner Trustee and the Indenture Trustee, as the case may be, shall mail to each Person who at any time during such calendar year shall have been a Holder of a Note or a Certificate, respectively, a statement or statements, prepared by the Master Servicer, which in the aggregate contain the sum of the amounts set forth in clauses (i), (ii), (iv) and (v) above for such calendar year or, in the event such Person shall have been a Holder of a Note or a Certificate during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's or Certificateholder's preparation of federal income tax returns. In addition, the Master Servicer shall furnish to the Owner Trustee and the Indenture Trustee for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.





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                                       64
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                                  ARTICLE SIX

                                   THE SELLER

         Section 6.01. Corporate Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

         Section 6.02. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

         The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Master Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

         The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Seller's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

         The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability, in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any





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indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

         Section 6.03. Merger or Consolidation of, or Assumption of the Obligations of, Seller; Certain Limitations.

         (a) The Seller shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which the Seller has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Seller as an entirety, can lawfully perform the obligations of the Seller hereunder and executes and delivers to the Insurer, the Owner Trustee and the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Owner Trustee, the Indenture Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Seller under this Agreement. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency and will deliver to the Insurer, the Owner Trustee and the Indenture Trustee a letter from each Rating Agency to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of its then-current ratings of each Class of Notes or the Certificates. The Seller and WFS shall maintain separate corporate offices.

         (b)     (i)      Subject to paragraph (ii) below, the purpose of the
Seller shall be to engage in any lawful activity for which a corporation may be organized under the General Corporation Law of California and which is permitted for operating subsidiaries of federally chartered savings associations other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                  (ii) Notwithstanding paragraph (b)(i) above, the actual business activities of the Seller shall be limited to those activities permitted an operating subsidiary of a federally chartered savings association pursuant to 12 CFR Section 545.81 including the following purposes, and activities incident to and necessary or convenient to accomplish the following purposes: (A) to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with, retail installment sales contracts and installment loans secured by automobiles and light duty trucks (the "Vehicle Receivables"); (B) to authorize, issue, sell and deliver one or more series of obligations, consisting of one or more classes of notes, certificates or other securities (the "Offered Securities") that are collateralized by or evidence an interest in Vehicle Receivables and are rated in the highest available category by at least one nationally recognized statistical rating agency; and (C) to negotiate, authorize, execute, deliver and assume the obligations of any agreement relating to the activities set forth in clauses (A) and (B) above, including but not limited to any pooling and servicing agreement, indenture, reimbursement agreement, credit support agreement, receivables purchase agreement or underwriting agreement or to engage in any lawful activity which is incidental to the activities contemplated by any such agreement. So long as any outstanding debt of the Seller or Offered Securities are rated by any nationally recognized statistical rating organization, the





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Seller shall not issue notes or otherwise incur debt unless (I) the Seller has made a written request to the related nationally recognized statistical rating organization to issue notes or incur borrowings which notes or borrowings are rated by the related nationally recognized statistical rating organization the same as or higher than the rating afforded such debt or securities, or (II) such notes or borrowings (X) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Offered Securities) or are nonrecourse against any assets of the Seller other than the assets pledged to secure such notes or borrowings, (Y) do not constitute a claim against the Seller in the event such assets are insufficient to pay such notes or borrowings, and (Z) where such notes or borrowings are secured by the rated debt or Offered Certificates, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Offered Securities) to such rated debt or Offered Securities.

         (c) Notwithstanding any other provision of this Section and any provision of law, the Seller shall not do any of the following:

                   (i) engage in any business or activity other than as set forth in clause (b) above;

                  (ii) without the affirmative vote of a majority of the members of the Board of Directors of the Seller (which must include the affirmative vote of at least two duly appointed Independent directors) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no director may be required by any shareholder of the Seller to consent to the institution of bankruptcy or insolvency proceedings against the Seller so long as it is solvent; or

                 (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity (except for the acquisition of Vehicle Receivables and the sale of Vehicle Receivables to one or more trusts in accordance with the terms of clause (b)(ii) above, which shall not be otherwise restricted by this Section 6.03(c)).

         Section 6.04. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller and any director or officer or employee or agent of the Seller shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be,





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for any contractual damages, liability or expense incurred by reason of the
Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

         Section 6.05.  Seller Not to Resign. Subject to the provisions of
Section 6.03, the Seller shall not resign from the obligations and duties hereby imposed on it as Seller hereunder.

         Section 6.06. Seller May Own Securities. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Securities so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes or Certificates, as the case may be.





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                                 ARTICLE SEVEN

                              THE MASTER SERVICER

         Section 7.01.  Liability of Master Servicer; Indemnities.  Subject to
Section 8.02, the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement. Such obligations shall include the following:

                 (a) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Insurer from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Master Servicer, any Subservicer or any of their respective Affiliates of a Financed Vehicle.

                 (b) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Insurer from and against any taxes that may at any time be asserted against the Owner Trustee, the Indenture Trustee or the Issuer with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Securities) and costs and expenses in defending against the same.

                 (c) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                 (d) The Master Servicer shall indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee and the Insurer from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, except to the extent that such cost, expense, loss, claim, damage or liability (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as the case may be; (ii) relates to any tax other than the taxes with respect to which either the Seller or Master Servicer shall be required to indemnify the Owner Trustee and the Indenture Trustee; (iii) shall arise from the Owner Trustee's or the Indenture Trustee's breach of any of their respective representations or warranties set forth herein, in the Trust Agreement





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         or in the Indenture; or (iv) shall be one as to which the Seller is required to indemnify the Owner Trustee or the Indenture Trustee, as the case may be.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

         Section 7.02. Corporate Existence; Status as Master Servicer; Merger. The Master Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which the Master Servicer has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Master Servicer as an entirety can lawfully perform the obligations of the Master Servicer hereunder and executes and delivers to the Indenture Trustee and the Owner Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee, the Owner Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance or observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement. Notice shall be sent to each Rating Agency by the Master Servicer of any consolidation, merger or succession pursuant to this Section.

         Section 7.03.  Performance of Obligations.

         (a) The Master Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement.

         (b) The Master Servicer shall not take any action, or permit any action to be taken by others, which would excuse any person from any of its covenants or obligations under any of the Contract Documents or under any other instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Contract Documents or any such instrument, except as expressly provided herein and therein.

         Section 7.04.  Master Servicer Not to Resign; Assignment.

         (a) The Master Servicer shall not resign from the duties and obligations hereby imposed on it except upon determination by its Board of Directors that by reason of change in applicable legal requirements the continued performance by the Master Servicer of its duties hereunder would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Master Servicer or its financial condition, said determination to be evidenced by a resolution of its Board of Directors to such effect accompanied by an Opinion of Counsel, satisfactory to the Owner Trustee and the Indenture Trustee, to such effect. No such resignation shall become effective unless and until (i) a new





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servicer acceptable to the Owner Trustee, the Indenture Trustee and the Insurer
is willing to service the Contracts and enters into a servicing agreement with the Trust and the Insurer in form and substance substantially similar to this Agreement and satisfactory to the Owner Trustee, the Indenture Trustee and the Insurer and (ii) each Rating Agency confirms that the selection of such new servicer will not result in the qualification, reduction or withdrawal of its then-current rating of each Class of Notes and the Certificates assigned by such Rating Agency. No such resignation shall affect the obligation of the Master Servicer to repurchase Contracts pursuant to Section 4.07.

         (b) Except as specifically permitted in this Agreement, the Master Servicer may not assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided that (i) the Master Servicer may assign this Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with Section 7.02.

         (c) Except as provided in Sections 7.04(a) and (b), the duties and obligations of the Master Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 9.01 or the Trust shall have been terminated as provided by the terms of the Trust Agreement, and shall survive the exercise by the Owner Trustee, the Indenture Trustee or the Insurer of any right or remedy under this Agreement, or the enforcement by the Owner Trustee, the Indenture Trustee, any Certificateholder or Noteholder, or the Insurer of any provision of the Notes, the Certificates, the Insurance Agreement or this Agreement.

         (d) The resignation of the Master Servicer in accordance with this Section shall not affect the rights of the Seller hereunder. If the Master Servicer resigns pursuant to this Section, its appointment as custodian can be terminated pursuant to Section 3.07.

         Section 7.05.  Limitation on Liability of Master Servicer and Others.

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

         (b) The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of such Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the





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performance of such Trustee's duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Securityholders under the Basic Documents.





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                                 ARTICLE EIGHT

                                    DEFAULT

         Section 8.01. Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                 (a) A claim being made under either the Note Policy or the Certificate Policy;

                 (b) Any failure by the Master Servicer or the Issuer to deposit or credit, or to deliver to the Indenture Trustee for deposit, in any of the Trust Accounts any amount required hereunder to be as deposited, credited or delivered or to direct the Indenture Trustee to make any required distributions therefrom, that shall continue unremedied for a period of three Business Days after written notice of such failure is received from the Owner Trustee, the Indenture Trustee or the Insurer or after discovery of such failure by an officer of the Master Servicer;

                 (c) Any failure by the Master Servicer to deliver to the Insurer, the Indenture Trustee or the Owner Trustee a report in accordance with Section 4.09 and/or Section 4.10 by the fourth Business Day prior to the Distribution Date with respect to which such report is due, or the Master Servicer shall have defaulted in the due observance of any provision of Section 7.02 (other than failure to enter into an assumption agreement under Section 7.02, which is a Servicer Default only if such failure continues for ten Business
         Days);

                 (d) Failure on the part of the Seller, the Issuer or the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Master Servicer or the Seller set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Insurer, the Owner Trustee, the Indenture Trustee, the Certificateholders or Noteholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer or the Seller (as the case may be) by the Insurer, the Owner Trustee or the Indenture Trustee or (B) to the Master Servicer or the Seller (as the case may be), and to the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, if the Notes have been paid in full, by Certificateholders evidencing not less than 25% of the Certificate Balance, or, so long as no default under either Policy has occurred and is continuing and no insolvency of the Insurer has occurred, by the Insurer;

                 (e) The occurrence of an Insolvency Event with respect to the Seller, the Issuer or the Master Servicer; or





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                 (f)      Any representation, warranty or statement of the
         Master Servicer, the Issuer or the Seller made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty to which Section 3.01 or 4.06 shall be applicable so long as the Master Servicer or the Seller shall be in compliance with Section 3.02 or 4.07, as the case may be), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Noteholders or the Certificateholders and, within 30 days after written notice thereof shall have been given to the Master Servicer or the Seller by the Indenture Trustee or the Owner Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, or Certificateholders evidencing not less than 25% of the Certificate Balance or, so long as no default has occurred under either Policy and is continuing and no Insurer Insolvency has occurred, by the Insurer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

then, and in each and every case, so long as such Servicer Default shall not have been remedied and subject to the limitations set forth in Section 6.07 of the Insurance Agreement, either the Indenture Trustee, the Insurer, the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by the Owner Trustee or by Certificateholders evidencing not less than 25% of the Certificate Balance), by notice then given in writing to the Master Servicer (and to the Insurer, the Indenture Trustee and the Owner Trustee if given by the Noteholders or the Certificateholders) may terminate all the rights and obligations of the Master Servicer under this Agreement. Upon such termination, termination of the Master Servicer as custodian can be made pursuant to Section 3.07. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Contracts or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Master Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Contracts and related documents, or otherwise. The Master Servicer shall cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the Indenture Trustee for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to any Contract.

         Section 8.02. Trustee to Act; Appointment of Successor. Upon the Master Servicer's receipt of notice of termination pursuant to Section 8.01 or resignation pursuant to Section 7.04, the Indenture Trustee shall be the successor to the Master Servicer in its capacity as servicer under this Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement, except that the Indenture Trustee shall not be obligated to purchase Contracts pursuant to
Section 4.07 unless the obligation to repurchase arose after the date of the notice of termination given to the Master Servicer pursuant to Section 8.01 or be subject to any obligation of the Master Servicer to indemnify or hold harmless any Person as set forth in this Agreement arising from the acts or omissions of the previous Master Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Master Servicer would have been entitled to under this Agreement if no such notice of termination shall have been given. If, however, a bankruptcy trustee or similar official has been appointed for the Master Servicer, and no Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent the Indenture Trustee, Insurer or the Noteholders (or Certificateholders) from effecting a transfer of servicing. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to act, or shall, if it shall be legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle retail installment sales contracts, as the successor to the Master Servicer under this Agreement. Pending appointment of any such successor Master Servicer, the Indenture Trustee shall act in such capacity as provided above. In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Contracts it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer under this Agreement without the consent of the Insurer. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Section 8.03. Repayment of Advances. If the identity of the Master Servicer shall change, the predecessor Master Servicer shall be entitled to receive reimbursement for outstanding Advances pursuant to Section 5.04 with respect to all Advances made by the predecessor Master Servicer.

         Section 8.04. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this Article, the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

         Section 8.05. Waiver of Past Defaults. The Holders of Notes evidencing not less than 51% of the Outstanding Amount of the Notes, or, if all the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders evidencing not less than 51% of the Certificate Balance (in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Securityholders, with the consent of the Insurer, waive in writing any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except a default





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
in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement or in respect of a covenant or provisions hereof which cannot be modified without the consent of each Securityholder. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

         Section 8.06. Insurer Direction of Insolvency Proceedings. Upon receipt of actual knowledge thereof by a Responsible Officer, the Indenture Trustee shall promptly notify the Insurer of (i) the commencement of any of the events or proceedings (individually, an "Insolvency Proceeding") described in the definition of the term "Insolvency Event" or any such event or proceeding applicable to an Obligor under a Contract and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, a Contract or any Notes or Certificates. Each Noteholder and Note Owner, by its purchase of Notes or a beneficial interest therein, each Certificateholder and Certificate Owner, by its purchase of Certificates or a beneficial interest therein, the Owner Trustee and the Indenture Trustee hereby agree that, so long as neither a default under the Policies nor an Insurer Insolvency has occurred and is continuing, the Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedes or performance bond pending any such appeal. The Insurer shall be subrogated to the rights of the Indenture Trustee, the Owner Trustee and each Securityholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding. In addition, for so long as the Insurer guarantees amounts owing under the RIC and has not defaulted in the making of any payment required to be made by it pursuant to such guaranty, the Insurer shall have the right to initiate and control a proceeding against the obligor under the RIC but only to the extent such proceeding relates to the amounts so guaranteed and no settlement of any other proceeding or claim that would adversely affect the Insurer's rights to recover such amounts shall be effected without the prior written consent of the Insurer.





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
                                  ARTICLE NINE

                                  TERMINATION

         Section 9.01.  Optional Purchase of All Contracts.

         (a) On each Distribution Date as of which (i) the Outstanding Amount of the Securities is less than 5% of the Outstanding Amount of the Securities on the Closing Date and (ii) the Aggregate Scheduled Balance is less than 10% of the Cut-Off Date Aggregate Scheduled Balance, the Seller shall have the option to purchase the remaining Contracts from the Trust. Notice of the exercise of such option shall be given by the Seller to the Owner Trustee, the Indenture Trustee and the Insurer not later than the 25th day of the month immediately preceding the month of such Distribution Date. To exercise such option, the Seller shall pay to the Indenture Trustee for the benefit of the Securityholders, by deposit in the Collection Account on the Business Day immediately preceding the related Distribution Date, the aggregate Repurchase Amount of all Contracts that were Outstanding at the beginning of the Due Period ending immediately prior to such Distribution Date, and shall succeed to all interests in and to the Trust. Such purchase shall be deemed to have occurred on the last day of such Due Period. Notwithstanding the foregoing, the Seller shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and the Certificate Balance and all accrued but unpaid interest (including any overdue interest) thereon. In addition, if the Master Servicer or the Seller has outstanding senior debt and such debt is not rated "investment grade" by Moody's at the time of exercising the option pursuant to this Section, then the Master Servicer or the Seller shall deliver to the Owner Trustee, the Indenture Trustee and Moody's, an Opinion of Counsel to the effect that such optional purchase is not a fraudulent conveyance.

         (b)     Upon any sale of the assets of the Trust pursuant to Section
9.02 of the Trust Agreement, the Master Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Master Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Distribution Date of Net Collections and funds on deposit in the Spread Account pursuant to Sections 5.05 and 5.06) from the Insolvency Proceeds and any funds remaining on deposit in the Spread Account (including the proceeds of any sale of investments therein as described in the following sentence):

                   (i)    to the Note Distribution Account, any portion of the
         Note Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Distribution Date;

                  (ii) to the Note Distribution Account, the outstanding principal amount of the Notes (after giving effect to the reduction in the outstanding principal amount of the Notes to result from the deposits made in the Note Distribution Account on such Distribution Date and on prior Distribution Dates);


                 (iii) to the Certificate Distribution Account, any portion of the Certificate Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date; and

                  (iv) to the Certificate Distribution Account, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Distribution Date).

         (c) As described in Article Nine of the Trust Agreement, notice of any termination of the Trust shall be given by the Master Servicer to the Owner Trustee, the Insurer and the Indenture Trustee as soon as practicable after the Master Servicer has received notice thereof.

         (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

         Section 9.02. Transfer to the Insurer. If (i) there is one or more Outstanding Contracts at the end of the Due Period ending immediately prior to the Certificate Final Distribution Date and (ii) an amount sufficient to pay the Certificate Distributable Amount on the Certificate Final Distribution Date has been deposited with the Indenture Trustee by the Insurer for the benefit of the Certificateholders, then on the Certificate Final Distribution Date the Certificates shall be deemed to be transferred by the Certificateholders to the Insurer or its designee as purchaser thereof at the opening of business on the Certificate Final Distribution Date and the Owner Trustee, on behalf of the Trust, shall execute, and the Owner Trustee shall authenticate and deliver to the Insurer or its designee, in the name of the Insurer or its designee, as the case may be, a new Certificate evidencing the entire Certificate Balance. Such new Certificate shall have the same terms as the Certificates deemed transferred by the Certificateholders. No service charge shall be made for the issuance of such Certificate to the Insurer or its designee, but the Owner Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith. Such transfer shall not diminish or restrict the Insurer's rights hereunder or under the Insurance Agreement.





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
                                  ARTICLE TEN

                                 MISCELLANEOUS

         Section 10.01.  Amendment.

         (a) This Agreement may be amended by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, collectively, without the consent of any Securityholders, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, (ii) to add or provide any credit enhancement for any Class of Notes or the Certificates and (iii) to change any provision applicable for determining the Specified Spread Account Balance, the Minimum Funded Amount, the Overcollateralization Amount or the manner in which the Spread Account is funded (in each case with the approval of the Insurer); provided, however, that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder and provided, further, that in connection with any amendment pursuant to clause (iii) above, the Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Insurer a letter from Standard & Poor's to the effect that such amendment will not cause its then-current rating on any Class of Notes or the Certificates to be qualified, reduced or withdrawn, without giving any consideration to the effect of the guaranty under either Policy of payments owing to Noteholders or to Certificateholders, and the Master Servicer shall provide Moody's notice of such amendment; and provided, further, that this Agreement may not be amended to alter the rights or obligations of the Indenture Trustee without the prior consent of the Indenture Trustee.

         (b) This Agreement may also be amended from time to time by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, with the consent of the Holders of Notes evidencing not less than 51% of the Outstanding Amount of the Notes, and the consent of Certificateholders evidencing not less than 51% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of (i)(a) collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate or any Interest Rate or the Pass-Through Rate, (b) except as otherwise provided in
Section 10.01(a), the Specified Spread Account Balance, the Minimum Funded Amount, the Overcollateralization Amount or the manner in which the Spread Account is funded or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Insurer and the Holders of all Notes and Certificates of the relevant Class then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, as prepared





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
by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, at the expense of the such party, together with a copy thereof, to each Rating Agency and the Insurer.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish the written notification of the substance of the amendment or consent described in paragraph (c) above, at the expense of the Seller, the Master Servicer or the Owner Trustee on behalf of the Issuer, as the case may be, to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholders pursuant to Section 10.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02.  Protection of Title to Trust.

         (a) The Master Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Securityholders, the Indenture Trustee, the Owner Trustee and the Insurer in the Contracts and in the proceeds thereof. The Master Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the WFS, the Seller nor the Master Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 10.02(a) seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Insurer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) WFS, the Seller and the Master Servicer shall give the Insurer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of WFS or the Seller and the Master Servicer or the Subservicers (in the case of notice provided by the Master Servicer) if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement





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
and shall promptly file any such amendment or new financing statement. The Master Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

         (d) The Master Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account and the Holding Account in respect of such Contract.

         (e) The Master Servicer shall maintain or cause to be maintained its computer systems and those of Subservicers so that, from and after the time of sale under this Agreement of the Contracts, the Master Servicer's and Subservicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Master Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or shall have become a Liquidated Contract.

         (f) If at any time the Seller, the Master Servicer or a Subservicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive retail installment sales contracts to any prospective purchaser, lender or other transferee, the Master Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Master Servicer shall permit the Owner Trustee, the Indenture Trustee and the Insurer and its agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Master Servicer's records regarding any Contract.

         (h) Upon request, the Master Servicer shall furnish to the Owner Trustee, the Indenture Trustee and the Insurer, within five Business Days, a list of all Contracts then held as part of the Trust Estate, together with a reconciliation of such list to the Schedule of Contracts and to each of the Distribution Date Statements furnished before such request indicating removal of Contracts from the Trust.

         (i) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee, each Rating Agency and the Insurer:

                 (1) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, the Indenture Trustee holds a perfected security interest in the Contracts, that the Trust





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
         holds title to the Contracts subject to the security interest of the Indenture Trustee and the lien of the Insurer pursuant to the Insurance Agreement, and that the Insurer holds a lien on the Contracts under the Insurance Agreement, subject to applicable subordination; and

                 (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-Off Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         Section 10.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee and the Indenture Trustee shall be governed by the laws of the State of New York.

         Section 10.04. Notices. All demands, notices and communications upon or to the Seller, the Master Servicer, the Owner Trustee, the Indenture Trustee, the Insurer or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of (a) the Seller, at 23 Pasteur Road, Irvine, California 92618, (b) the Master Servicer, 23 Pasteur Road, Irvine, California 92618, Attention: Legal Department, (c) the Issuer or the Owner Trustee, at the Corporate Trust Office (with, in the case of the Issuer, a copy to the Seller), (d) the Indenture Trustee, at Four Albany Street - 10th Floor, New York, New York 10006,
Attention: Corporate Trust Department - Asset Backed Group, (e) Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (f) Standard & Poor's, to Standard & Poor's Ratings Services, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department and (g) the Insurer, at 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, with a copy to the Senior Vice President -- Surveillance; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. Any notice required or permitted to be to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or the Certificate Register, as the case may be. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not such Securityholder shall receive such notice.

         Section 10.05. Severability of Provisions. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no





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
way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

         Section 10.06. Assignment. Notwithstanding anything to the contrary contained herein, as provided in Sections 6.03 and 7.02, this Agreement may not be assigned by the Seller or the Master Servicer without the prior written consent of Holders of Notes of each Class evidencing not less than 66 2/3% of the Outstanding Amount of Notes of such Class and Certificateholders evidencing not less than 66 2/3% of the Certificate Balance.

         Section 10.07. Third Party Beneficiaries. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party other than the Insurer shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         Section 10.08. Insurer Default or Insolvency. If a default under either Policy has occurred and is continuing or a Insurer Insolvency has occurred, any provision giving the Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement, shall be inoperative during the period of such default or the period from and after such Insurer Insolvency and such consent or approval shall be deemed to have been given for the purpose of such provisions.

         Section 10.09. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

         Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11. Assignment by Issuer. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Contracts and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.12. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank Delaware in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement. Notwithstanding anything herein to the contrary, Section 2.07(a) of the Trust Agreement shall remain in full force and effect.





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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      WFS FINANCIAL 1997-C OWNER
                                      TRUST

                                      By:  CHASE MANHATTAN BANK
                                           DELAWARE, not in its individual
                                           capacity but solely as Owner Trustee
                                           on behalf of the Trust


                                      By:  _____________________________________
                                           Name:
                                           Title:

                                      WFS FINANCIAL AUTO LOANS, INC.,
                                      as Seller


                                      By:  _____________________________________
                                           Name:
                                           Title:

                                      WFS FINANCIAL INC,
                                      as Master Servicer


                                      By:  _____________________________________
                                           Name:
                                           Title:

Acknowledged and accepted as of the day
and year first above written:

BANKERS TRUST COMPANY, not in its
individual capacity but solely as Indenture
Trustee


By:  ______________________________________
     Name:
     Title:





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
                                                                      SCHEDULE A

                             SCHEDULE OF CONTRACTS


                 [Omitted--Schedule of Contracts on file at the offices of the Seller, the Master Servicer, the
                    Owner Trustee and the Indenture Trustee.]

                                                                      SCHEDULE B

                           LOCATION OF CONTRACT FILES


Western Financial Bank,                           WFS Financial Inc
  F.S.B.                                          8113 Ridgepoint, Suite 214
23 Pasteur Rd.                                    Irving, TX  75063
Irvine, CA  92618                                 800-811-4334 or 214-409-3300
714-727-1000
                                                  WFS Financial Inc
WFS Financial Inc                                 1883 NE 7th Street, Suite H
2790 S.W. Cedar Hills Blvd.                       Grants Pass, OR  97526
Beaverton, OR  97005                              503-955-1402
503-646-0953
                                                  WFS Financial Inc
WFS Financial Inc                                 3872 Center Street N.E.
1724 NE 122nd                                     Salem, OR  97301
Portland, OR  97230                               503-581-9977
503-251-7660
                                                  WFS Financial Inc
WFS Financial Inc                                 E. 13817 Sprague, Suite 5
15913 Westminister Way, Suite B-7                 Spokane, WA  99216
Seattle, WA  98133                                509-922-9950
206-365-9910

WFS Financial Inc
1901 S. 72nd Street
Tacoma, WA  98408
206-475-5585

                                                                       EXHIBIT A


                          [FORM OF CERTIFICATE POLICY]

                                                                       EXHIBIT B


                         [FORM OF INSURANCE AGREEMENT]

                                                                       EXHIBIT C


                             [FORM OF NOTE POLICY]

                                                                       EXHIBIT D


                                 [FORM OF RIC]

                                                                       EXHIBIT E


                        [FORM OF SUBSERVICING AGREEMENT]

                                                                       EXHIBIT F


                     [FORM OF DISTRIBUTION DATE STATEMENT]





                                      F-1